Exhibit 10.1

Deed of Amendment

12 May, 2008

CALYON S.A., LONDON BRANCH

(in its capacity as Administrative Agent, as Arranger,

as Funding Agent, as Lender, as Alternative Funding Provider, as Security Agent

and as Calculation Agent)

UK RELOCATION RECEIVABLES FUNDING LIMITED

(in its capacity as Purchaser)

REALOGY CORPORATION

(in its capacity as Parent)

CARTUS LIMITED

(in its capacity as Servicer and as Seller)

CARTUS SERVICES LIMITED

(in its capacity as Seller)

CARTUS FUNDING LIMITED

(in its capacity as Seller)

DEED OF AMENDMENT

Freshfields Bruckhaus Deringer LLP

65 Fleet Street

London EC4Y 1HS

Deed of Amendment

FS

Deed of Amendment

THIS DEED OF AMENDMENT (this Deed) is executed as a deed on 12 May, 2008

BETWEEN:

(1)	CALYON S.A., LONDON BRANCH (in its capacity as Administrative Agent);

(2)	CALYON S.A., LONDON BRANCH (in its capacity as Arranger);

(3)	CALYON S.A., LONDON BRANCH (in its capacity as Funding Agent);

(4)	CALYON S.A., LONDON BRANCH (in its capacity as Lender);

(5)	CALYON S.A., LONDON BRANCH (in its capacity as Security Agent);

(6)	CALYON S.A., LONDON BRANCH (in its capacity as Calculation Agent);

(7)	CALYON S.A., LONDON BRANCH (in its capacity as Alternative Funding Provider);

(8)	UK RELOCATION RECEIVABLES FUNDING LIMITED (in its capacity as Purchaser);

(9)	REALOGY CORPORATION (in its capacity as Parent);

(10)	CARTUS LIMITED (in its capacity as Servicer);

(11)	CARTUS LIMITED (in its capacity as Seller);

(12)	CARTUS SERVICES LIMITED (in its capacity as Seller); and

(13)	CARTUS FUNDING LIMITED (in its capacity as Seller and, together with Cartus Limited and Cartus Services Limited, the Sellers).

BACKGROUND:

The parties to this Deed have agreed to make certain amendments to the Master Schedule of Definitions, Interpretation and Construction.

NOW THIS DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.	DEFINITIONS AND INTERPRETATION

Incorporation of Definitions

1.1 This Deed shall have expressly and specifically incorporated into it the Definitions set out in the Master Schedule of Definitions, Interpretation and Construction entered into between, among others, the parties to this Deed and originally dated 4 April 2007 and as amended at the date hereof (and as further amended, supplemented or varied from time to time) (the Master Schedule of Definitions, Interpretation and Construction) as though the same were set out in full in this Deed. Except where the context otherwise requires, and save where otherwise defined in this Deed, the Definitions, shall have the same meanings where used in this Deed.

Deed of Amendment

Incorporation of Principles of Interpretation and Construction

1.2 This Deed shall have expressly and specifically incorporated into it the principles of interpretation and construction set out in the Master Schedule of Definitions, Interpretation and Construction as though they were set out in full in this Deed. In the event of any conflict between the provisions of this Deed and the principles of interpretation and construction, the provisions of this Deed shall prevail.

2.	CONDITIONS PRECEDENT

2.1 The effectiveness of this Deed shall be subject to the following documentary conditions having been delivered to the Funding Agent in a form acceptable to the Funding Agent:

(a)	a legal opinion of Freshfields Bruckhaus Deringer LLP, in its capacity as counsel to the Funding Agent;

(b)	a legal opinion of Orrick, Herrington & Sutcliffe LLP, in its capacity as counsel to each Seller Party and the Purchaser, covering such matters (without limitation) as corporate capacity, authority of, and due execution by, the Seller Parties and the Purchaser and that no insolvency step has been taken in respect of any one of them; and

(c)	a legal opinion of in-house counsel to the Parent, covering such matters (without limitation) as corporate capacity and authority of the Parent.

3.	AMENDMENTS

Amendments to the Master Schedule of Definitions, Interpretation and Construction

3.1 Each of the parties to the Master Schedule of Definitions agrees that, with effect from the date hereof, the Master Schedule of Definitions, Interpretation and Construction shall be amended so that, following amendment, it will be in the form which would result from the incorporation of all of the underlined text and the deletion of all of the struck-out text shown in the relevant pages of the Master Schedule of Definitions, Interpretation and Construction attached as Schedule 1 (Master Schedule of Definitions, Interpretation and Construction).

3.2 Each of the parties to the Master Schedule of Definitions, Interpretation and Construction agrees, upon the request in writing by any other party to the Master Schedule of Definitions, Interpretation and Construction, to execute a version of the Master Schedule of Definitions, Interpretation and Construction incorporating the amendments set out in Schedule 1 (Master Schedule of Definitions, Interpretation and Construction) to further evidence the amendments effected by Clause 3.1.

Amendments to the Receivables Servicing Agreement

3.3 Each of the parties to the Receivables Servicing Agreement agrees that, with effect from the date hereof, the Receivables Servicing Agreement shall be amended so that, following amendment, it will be in the form which would result from the incorporation of all of the underlined text and the deletion of all of the struck-out text shown in the relevant pages of the Receivables Servicing Agreement attached as Schedule 2 (Receivables Servicing Agreement).

Deed of Amendment

3.4 Each of the parties to the Receivables Servicing Agreement agrees, upon the request in writing by any other party to the Receivables Servicing Agreement, to execute a version of the Receivables Servicing Agreement incorporating the amendments set out in Schedule 2 (Receivables Servicing Agreement) to further evidence the amendments effected by Clause 3.3.

4.	CONFIRMATION

4.1 The parties to this Deed confirm that the Transaction Documents remain in full force and effect in accordance with their provisions on the date of this Deed, as amended by this Deed, and references to the Master Schedule of Definitions, Interpretation and Construction and the Receivables Servicing Agreement will be construed as references to the Master Schedule of Definitions, Interpretation and Construction and the Receivables Servicing Agreement as amended by this Deed.

4.2 For the avoidance of doubt, each Seller confirms that any and all amounts paid or payable by the Purchaser pursuant to Clause 9 (Indemnification; Expenses; related matters) of the Note Issuance Facility Agreement shall be included within the indemnity provided by the Sellers to the Purchaser under clause 8.1(a) of the (Indemnities by the Sellers) of the Receivables Transfer Agreement.

4.3 The Parent hereby agrees and acknowledges that:

(a)	on and from the execution date of a Seller Security Document, the Supported Obligations as described in the Parent Undertaking Agreement will be extended to include the obligations of the relevant Seller under such Seller Security Document; and

(b)	the Parent Undertaking Agreement will remain in full force and effect in accordance with its provisions on the date of this Deed, as amended by this Deed, and references to the Master Schedule of Definitions, Interpretation and Construction will be construed as references to the Master Schedule of Definitions, Interpretation and Construction as amended by this Deed.

4.4 The parties to this Deed agree and acknowledge that each obligation of the relevant Party in any Transaction Document (i) to keep the Receivables and other Affected Assets free and clear of all Adverse Claims and (ii) not to create or suffer to exist any Adverse Claims upon or with respect to the Receivables and other Affected Assets, shall be subject to such Adverse Claims being Relevant Adverse Claims (as defined in each of the Seller Security Documents).

5.	COUNTERPARTS

This Deed may be executed in any number of counterparts, including facsimile counterparts, each of which shall be deemed an original. Such counterparts together shall constitute one and the same instrument.

Deed of Amendment

6.	THIRD PARTY RIGHTS

A person who is not a party to this Deed shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999.

7.	CONFIDENTIALITY

7.1 Each party agrees that it will not disclose the contents of this Deed or any other proprietary or confidential information of or with respect to another party except:

(a)	to its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognised statistical rating organisation, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information;

(b)	as otherwise required by applicable Law or order of a court of competent jurisdiction; or

(c)	if the Parent, acting reasonably, determines that the Purchaser is required by, or pursuant to, The United States Securities Exchange Act 1934 to disclose any of the same.

8.	GOVERNING LAW AND JURISDICTION

Governing Law

8.1 This Deed shall be governed by and construed in accordance with the law of England and Wales.

Jurisdiction

8.2 Each of the parties irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Deed or its subject matter.

Deed of Amendment

IN WITNESS of which this Deed has been executed and delivered as a deed by each of the parties hereto and entered into the day and year first above written.

Administrative Agent

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Arranger

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Deed of Amendment

Funding Agent

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Lender

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Calculation Agent

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Deed of Amendment

Alternative Funding Provider

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Security Agent

EXECUTED as a DEED by	)
CALYON S.A., LONDON BRANCH	)
by Nathalie Esnault	)	/s/ Nathalie Esnault
and Glen Barnes	)	/s/ Glen Barnes

In the presence of:
Signature of Witness:		/s/ San-Ling Foong

Name of Witness:		San-Ling Foong
Occupation of Witness:		Legal Counsel
Calyon Credit Agricole CIB

Deed of Amendment

Purchaser

EXECUTED as a DEED by	)	/s/ Debra Parsall
UK RELOCATION RECEIVABLES	)	Debra Parsall
FUNDING LIMITED	)	per pro SFM Directors Limited
acting by two directors	)	as Director
)

/s/ Claudia Wallace
Claudia Wallace
per pro SFM Directors Limited
as Director

Deed of Amendment

Parent

EXECUTED as a DEED by	)
REALOGY CORPORATION	)
a company organised and existing under the	)
laws of the State of Delaware,	)	/s/ Anthony E. Hull
by	)	Anthony E. Hull
and	)	EVP, CFO & Treasurer
being persons who, in accordance with the	)
laws of that territory, are acting under the	)
authority of the company	)

Deed of Amendment

Servicer

EXECUTED as a DEED by	)	/s/ Jeremy Spring
CARTUS LIMITED	)	Jeremy Spring
acting by two directors/a director	)
and the secretary:	)	/s/ Richard Tucker
Richard Tucker
In the presence of:
Signature of Witness:

Name of Witness:

Deed of Amendment

Sellers

EXECUTED as a DEED by	)	/s/ Jeremy Spring
CARTUS LIMITED	)	Jeremy Spring
acting by two directors/a director	)
and the secretary:	)	/s/ Richard Tucker
Richard Tucker

In the presence of:
Signature of Witness:

Name of Witness:

EXECUTED as a DEED by	)	/s/ Jeremy Spring
CARTUS LIMITED	)	Jeremy Spring
acting by two directors/a director	)
and the secretary:	)	/s/ Richard Tucker
Richard Tucker

In the presence of:
Signature of Witness:

Name of Witness:

EXECUTED as a DEED by	)	/s/ Jeremy Spring
CARTUS LIMITED	)	Jeremy Spring
acting by two directors/a director	)
and the secretary:	)	/s/ Richard Tucker
Richard Tucker

In the presence of:
Signature of Witness:

Name of Witness:

Deed of Amendment

SCHEDULE 1

MASTER SCHEDULE OF DEFINITIONS, INTERPRETATION AND

CONSTRUCTION

Amended and restated Schedule of Definitions

Dated 4 April 2007

and amended and restated on 12 May, 2008

UK RELOCATION RECEIVABLES FUNDING LIMITED

(as Purchaser)

CALYON S.A., LONDON BRANCH

(as Lender)

CALYON S.A., LONDON BRANCH

(as Funding Agent, Administrative Agent, Calculation Agent, Alternative Funding

Provider and Arranger)

CALYON S.A., LONDON BRANCH

(as Security Agent)

CARTUS LIMITED

(as Servicer)

REALOGY CORPORATION

(as Parent)

THE PERSONS PARTY HERETO AS SELLERS

MASTER SCHEDULE OF DEFINITIONS,

INTERPRETATION AND CONSTRUCTION

Freshfields Bruckhaus Deringer LLP

65 Fleet Street

London EC4Y 1HS

Amended and restated Schedule of Definitions

Amended and restated Schedule of Definitions

THIS MASTER SCHEDULE OF DEFINITIONS, INTERPRETATION AND CONSTRUCTION is dated 4 April 2007 and amended and restated on 12 May, 2008 and made between:

(1)	the parties whose signatures appear on the signature pages of this Master Schedule of Definitions, Interpretations and Constructions (the Schedule of Definitions); and

(2)	certain other parties that become party to one or more of the Transaction Documents.

IT IS AGREED as follows:

1.	SCHEDULE DOCUMENTS

1.1 Capitalised terms used in each of the following documents (the Schedule Documents) shall, unless otherwise defined in those documents or where the context requires a different meaning, have the meanings provided in this Schedule of Definitions:

(a)	the Receivables Funding Agreement;

(b)	the Servicing Agreement;

(c)	the Parent Undertaking Agreement;

(d)	the Receivables Transfer Agreement;

(e)	the Security Agreement;

(f)	the Mandate Letter; and

(g)	each other Transaction Document and each other instrument, document and other agreement from time to time executed in connection with the above.

Certain Defined Terms

1.2 Except where the context otherwise requires, the following terms used in the Schedule Documents have the following meanings:

Adjusted Eligible Billed and Unbilled Receivables Balance means, as of each Monthly Reporting Date, an amount equal to (i) the Eligible Billed and Unbilled Receivables Balance less (ii) the Unpaid Balance of all Billed Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables.

Adjusted Eligible Billed Receivables Balance means, as of each Monthly Reporting Date, an amount equal to (i) the Eligible Billed Receivables Balance less (ii) the Unpaid Balance of all Billed Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables.

FS

Amended and restated Schedule of Definitions

Adjusted Eligible Receivables Balance means, as of each Monthly Reporting Date, an amount equal to (i) the Eligible Receivables Balance less (ii) the Unpaid Balance of all Receivables that were Eligible Receivables at the time of their Transfer pursuant to the Receivables Transfer Agreement but have thereafter become Defaulted Receivables;

Administrative Agent means Calyon S.A., London Branch, in its capacity as general administrator of the Lender, and each of its successors and assigns.

Advance is defined in Clause 2.1 (Advance Facility and Commitments) of the Receivables Funding Agreement.

Advance Purchase Price has the meaning given to it in Clause 3.4 (Payment of Advance Purchase Price) of the Receivables Transfer Agreement.

Adverse Claim means a lien, security interest, charge or encumbrance (including any lien by attachment, retention of title and any form of extended retention of title), or other right or claim in, of or on any Person’s assets or properties in favour of any other Person.

Affected Assets means, collectively and to the extent applicable:

(a)	the Receivables;

(b)	all right, title and interest in, to and under the Contracts with respect to, and all other agreements relating to or evidencing, the Receivables;

(c)	all Related Security;

(d)	the relevant Seller’s beneficial interest in the trust of the sale proceeds of each Residential Property declared by the relevant Employee;

(e)	all rights and remedies of the Purchaser under the Receivables Transfer Agreement;

(f)	all financing statements, charges or other similar documents or instruments filed or otherwise recorded by or on behalf of the Purchaser against any Seller;

(g)	all of the Purchaser’s rights and interests (if any) in and to the accounts of the Sellers into which the Collections are received; and

(h)	all proceeds of the above.

Affiliate means as to any Person, any other Person which, directly or indirectly, owns, is in control of, is controlled by, or is under common control with, such Person, in each case whether beneficially, or as a trustee, guardian or other fiduciary. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

Amended and restated Schedule of Definitions

Aggregate Unpaids means, at any time, an amount equal to the sum of:

(a)	the aggregate unpaid Interest and, following the Conduit Funding Date discount in respect of the Notes accrued and to accrue with respect to all Relevant Periods at such time;

(b)	the Net Funding at such time;

(c)	all other amounts owed (whether or not then due and payable) under each of the Transaction Documents by the Purchaser and/or any Seller Party to the Funding Agent, the Administrative Agent, the Lender or the Indemnified Parties at such time.

Alternative Funding Provider means Calyon S.A., London Branch, and each of its successors and assigns in its capacity as alternative funding provider under the Note Issuance Facility Agreement.

Amendment Agreements means the documents set out in Schedule 1 (December 2007 Amendment Documents) to the Deed of Novation and Amendment.

Arranger means Calyon S.A., London Branch, and each of its successors and assigns.

Asset Interest means the right, title and interest of the Lender in and to the Affected Assets, the security created over the Affected Assets pursuant to the Security Agreement and otherwise in, to and under the Receivables Funding Agreement and the other Transaction Documents.

Assignable Receivable means any Receivable other than an Excluded Receivable in relation to which the applicable Contract does not contain any prohibition or restriction on assignment that has not been complied with or waived.

Audit Expenses means the fees and expenses (together with any value added taxes or similar Taxes payable in respect thereof) payable by the Purchaser to its auditors in connection with the annual audit of the Purchaser’s financial statements and any other activities carried out by the auditors in relation to the Purchaser or its assets and liabilities which have been approved in writing by the Funding Agent.

Auditors means the auditors for the time being of the Purchaser.

Average Loss Ratio means, as of any Calculation Date, the fraction expressed as a percentage obtained by dividing (a) the aggregate of the Loss Ratio calculated as at that Calculation Date and the preceding two Calculation Dates by (b) three.

Amended and restated Schedule of Definitions

Average Time in Inventory means, on any Calculation Date, the amount calculated as:

A

B

where:

A is the aggregate of the products, calculated in respect of each of the Residential Properties then beneficially owned by the Sellers, of (a) the Time in Inventory for each Residential Property then beneficially owned by the Seller and (b) the Unpaid Balance of the GSA Receivable in respect of that Residential Property, as reported in the most recent Monthly Servicer Report; and

B is the aggregate of the Unpaid Balances of all GSA Receivables, as reported in the most recent Monthly Servicer Report.

Back-up Servicer Reserve Amount means £500,000.

Back-up Servicer Reserve Rate means the ratio (expressed as a percentage) calculated by dividing (a) the Back-up Servicer Reserve Amount by (b) the Dynamic Enhancement Receivables Base.

Bank Account Management Fee means the fixed annual fee of £180 (together with any value added taxes or similar Taxes payable in respect thereof) payable by the Purchaser to Barclays Bank Plc or any other bank with which the Purchaser Accounts are held in accordance with the Servicing Agreement on a monthly basis in twelve payments of £15 payable in arrears on each Monthly Settlement Date.

Beneficiary means the Purchaser in its capacity as beneficiary under the Transaction Trusts and the trusts declared under Clause 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement and Clause 3.1(b) (Purchase Price) of the Servicing Agreement.

Beneficiary Entitlement shall have the meaning given to it in Clause 2.6(a)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Billed and Unbilled Receivables means the Billed Receivables and the Unbilled Receivables.

Billed and Unbilled Receivables Ongoing Costs Percentage means, as at any Calculation Date:

(A x 2 x B)

      365

where:

A	=	the Stressed Fixed Margin; and

B	=	the Billed Receivables DSO disclosed in the Monthly Servicer Report delivered on the Monthly Reporting Date immediately preceding that Calculation Date.

Amended and restated Schedule of Definitions

Billed and Unbilled Receivables Ongoing Costs Reserve means the amount calculated as of each Calculation Date as:

(A x B) - C

where:

A	=	the Eligible Billed and Unbilled Receivables Balance;

B	=	the Billed and Unbilled Receivables Ongoing Costs Percentage; and

C	=	D x E	x F
365
where:
D	=	the Fixed Margin;

E	=	the Billed Receivables DSO; and

F	=	the aggregate of (a) the invoiced amount of all Billed Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date and (b) the newly originated Unbilled Receivables which arose during that Monthly Reporting Period.

Billed Receivables means any Receivable of any Seller, other than a GSA Receivable, arising under a Contract that has been billed to the relevant Obligor.

Billed Receivables DSO means an amount disclosed as at each Monthly Reporting Date in the Monthly Servicer Report delivered on that date.

Borrowing Request means each request substantially in the form of Schedule 2 (Form of Borrowing Request) to the Receivables Funding Agreement.

BTM means Bank of Tokyo-Mitsubishi, UFJ Limited.

BTM Facility means the Facility provided to the Purchaser by BTM and Albion Capital Corporation S.A. and under a Funding Agreement dated September 2005.

Business Day means:

(a)	in respect of a Reporting Date, any day excluding Saturday, Sunday and any day on which banks in London, England are authorised or required by law to close; and

(b)	in respect of a Calculation Date or a Settlement Date, any day excluding Saturday, Sunday and any day on which banks in London, New York and Paris are authorised or required by law to close.

Calculation Agent means Calyon S.A., London Branch, acting as calculation agent for the Purchaser and which will, among other things, for each Monthly Reporting Period, determine the maximum amount of the Advances to be made or which may remain outstanding based on the most recent Servicer Report provided by the Servicer.

Amended and restated Schedule of Definitions

Calculation Agent Fee means a fixed annual fee of £35,000 payable by the Purchaser to the Calculation Agent on a monthly basis in twelve payments of £2,917 payable in arrears on each Monthly Settlement Date.

Calculation Date means:

(a)	no later than 12 noon Paris time on the second Business Day following each Monthly Reporting Date; or

(b)	any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree, provided that the initial Calculation Date shall occur on 23 April 2007.

Calculation Period means the same as Reporting Period.

Category 1 Non-Assignable Receivables means those Receivables other than Excluded Receivables where the Contract under which they arise contains a restriction on assignment of the Receivable but no broader restriction on the transfer, disposal or other dealing in the Receivables or the rights of the relevant Seller under the Contract, which has not been complied with or waived.

Category 2 Non-Assignable Receivables means those Receivables other than Excluded Receivables where the Contract under which they arise contains a restriction on the transfer, disposal or other dealing in the Receivables or the rights of the relevant Seller under the Contract which is broader than a simple restriction on assignment, which has not been complied with or waived.

Change of Control means, with respect to:

(a)	the Purchaser, the failure of SFM Corporate Services Limited to own, free and clear of any Adverse Claim and on a fully diluted basis, 100% of the outstanding shares of voting stock of the Purchaser;

(b)	any Seller, the failure of the Parent to own, directly or indirectly, free and clear of any Adverse Claim and on a fully diluted basis, at least 100% of the outstanding shares of voting stock of each Seller, provided that the creation of security over the shares in Cartus Holdings Limited by its immediate parent company shall be deemed not to constitute a Change of Control, without prejudice to any Change of Control which may arise on the enforcement of that security.

CL means Cartus Limited, a company incorporated under the law of England and Wales.

Closing Date means 4 April 2007.

Collection Account means, in respect of each Seller, the accounts specified in relation to it in Schedule 2 (The Collection Accounts) to the Receivables Transfer Agreement, provided that by 15 January 2008, such accounts shall no longer be held with National Westminster Bank Plc and shall instead be held with Barclays Bank Plc, and any other accounts designated as such with the written consent of the Funding Agent.

Amended and restated Schedule of Definitions

Collection Account Trust Property has the meaning given to it in Clause 2.6(a) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Collections means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including all finance or similar charges, if any, cash proceeds of Related Security, all Dilution Amounts, Warranty Amounts and any amounts payable pursuant to Clause 4.4 (Repurchase under certain circumstances) (or any corresponding Clause) of the Receivables Transfer Agreement.

Commitment means, with respect to the Lender (i) the commitment of the Lender to make Advances in accordance with the Receivables Funding Agreement such that after giving effect to any such Advances or (ii) following the Conduit Funding Date, the commitment of the Conduit Assignee to subscribe for Notes in accordance with the Note Issuance Facility Agreement such that after giving effect to the issue of any Notes, the portion of the Net Funding funded by the Lender will not exceed the Facility Limit.

Commitment Fee has the meaning given to it in Clause 3.11 (Commitment Fee) of the Receivables Transfer Agreement.

Conduit Assignee means any commercial paper conduit administered by the Administrative Agent or any of its Affiliates and whose commercial paper is rated A2/P2 or better or any special purpose entity which issues notes some of which carry a rating of at least A or any intermediate entity which is wholly or partly funded by a conduit, securitisation or other special purpose entity, as described above.

Conduit Funding Date means the date on which conduit funding is first provided by the Conduit Assignee or the Alternative Funding Provider to the Purchaser pursuant to the Note Issuance Facility Agreement.

Contract means any Home Purchase Contract, Home Sale Contract, Relocation Management Agreement, Repossession Agreement or Supplier Network Agreement.

Corporate Services Agreement means the agreement dated 27 September 2005 under which Structured Finance Management Limited has agreed to provide corporate administration services to the Purchaser.

Corporate Services Provider means any company designated by the Purchaser and whose role is defined under the Corporate Services Agreement.

Corporate Services Provider Fee means the fee payable to the Corporate Services Provider as set out in a letter dated September 2005 between the Purchaser and the Corporate Services Provider.

Amended and restated Schedule of Definitions

Costs of Funds means, with respect to:

(a)	a Note subscribed by the Conduit Assignee to be issued on a Note Issue Date, the discount applicable to such Note which is equal to (without double counting) the sum of:

(i)	as applicable where the Conduit Assignee funds the purchase of that Note via the commercial paper market, the applicable cost of funds in respect of the commercial paper to be issued by the Conduit Assignee to fund the purchase of that Note;

(ii)	as applicable where the Conduit Assignee funds the purchase of that Note via the LAPA, the amount of the “Drawing Costs” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer);

(iii)	the amount of the “Commitment Fee” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer); and

(iv)	the Management Costs; and

(b)	a Note subscribed by the Alternative Funding Provider to be issued on a Note Issue Date, the discount applicable to such Note which is equal to (without double counting) the sum of:

(i)	an amount equal to the product of (A) LIBOR as published the Note Issue Date; (B) the Day Count Fraction and (C) the Subscription Price of the Note;

(ii)	the amount of the “Commitment Fee” payable to CALYON S.A. by the Conduit Assignee in accordance with the LAPA in respect of the Relevant Period immediately preceding the relevant Note Issue Date (with such amounts to be calculated on the basis set out in Schedule 2 (Extracts from LAPA) of this Schedule of Definitions unless otherwise notified by CALYON S.A. to the Conduit Assignee and the Note Issuer); and

(iii)	the Management Costs.

Amended and restated Schedule of Definitions

Credit and Collection Policy means, with respect to each Seller, the credit and collection policy or policies, procedures and practices of such Seller relating to the Receivables and the Contracts.

Cumulative Amount has the meaning given to it in Clause 3.13(c)(ii) of the Servicing Agreement.

Current Regional Market Index Value means, in respect of each Residential Property and each Monthly Reporting Date, the value specified in the Regional Market Index for the region in which the Residential Property is located for the quarter immediately preceding that Monthly Reporting Date, as disclosed in the Monthly Servicer Report delivered on that Monthly Reporting Date.

Day Count Fraction means the actual number of days in the Relevant Period divided by 365 days.

December 2007 Amendment Documents means the documents set out in Schedule 1 to the December 2007 Deed of Amendment.

December 2007 Deed of Amendment means the deed of amendment, dated on the New Amendment Date, among inter alia, the Administrative Agent, the Arranger, the Funding Agent, the Lender, the Purchaser, the Parent, the Servicer and the Sellers.

Deed of Novation and Amendment means the deed of novation and amendment, dated on the Closing Date, among inter alia, the Administrative Agent, the Arranger, the Funding Agent, the Lender, BTM, Albion Capital Corporation S.A., the Purchaser, the Parent, the Servicer and the Sellers.

Default Rate means, in relation to any Advance or any other amount payable under the Transaction Documents, a rate per annum equal to the Overnight Rate plus one percent (1%) per annum.

Defaulted Receivable means a Receivable:

(a)	as to which any payment, or part of such payment, remains unpaid for more than 120 days after the original due date of such Receivable;

(b)	as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor of such payment; or

(c)	which, consistent with the applicable Seller’s Credit and Collection Policy, should be written off as uncollectible.

Deferred Purchase Price or DPP means, on any Reporting Date and in respect of each Transferred Receivable in respect of which Collections were received during the Reporting Period ending on that Reporting Date (the Relevant Receivable), the amount which is the greater of (i) zero and (ii):

(A - B) x	D	- C
E

Amended and restated Schedule of Definitions

where:

A	is the aggregate amount received for the account of the Purchaser into all Collection Accounts or Purchaser Account 1 in respect of Transferred Receivables during the Reporting Period ending on that Reporting Date;

B	is the aggregate Programme Costs expected to be payable on the immediately following Settlement Date;

C	is the Initial Purchase Price in respect of such Transferred Receivable;

D	is the Unpaid Balance of the Relevant Receivable; and

E	is the aggregate of the Unpaid Balances of the Transferred Receivables in respect of which Collections were received during the Reporting Period ending on that Reporting Date.

Dilution means any reduction of the face value of any Receivable (other than as a result of circumstances related to credit risk) due to or on account of:

(a)	any cash discount or any adjustment by a Seller;

(b)	a set-off in respect of an Obligor; or

(c)	any rebate or refund,

provided that the face value of any credit note raised in accordance with the relevant Seller’s Credit and Collection Policy shall not be a Dilution, unless that credit note was raised in relation to a “concession” or a “write-off” (as those terms are understood in the relevant Credit and Collection Policy); in which case the face value of that credit note shall be a Dilution.

Dilution Amount means, with respect to any Reporting Date, the aggregate amount of all Dilutions that occurred during the preceding Reporting Period ending on that Reporting Date and, following the occurrence of an Intramonth Payment Cash Trapping Event, with respect to any Business Day means the amount of each Dilution in respect of a Receivable that occurred on the preceding Business Day.

Dilution Horizon Ratio means, as at any Calculation Date, a fraction (expressed as a percentage) determined as (a) the aggregate of (i) the aggregate invoiced amount of all Billed Receivables which arose during the two consecutive Monthly Reporting Periods ending on the Monthly Reporting Date immediately preceding that Calculation Date and (ii) the product of (A) the aggregate invoiced amount of all Billed Receivables which arose during the third Monthly Reporting Period preceding such Monthly Reporting Date and (B) 12/30 divided by (b) the Adjusted Eligible Billed Receivables Balance at such Monthly Reporting Date.

Dilution Peak means, as at any Calculation Date, the highest Dilution Ratio calculated as of any Calculation Date for the twelve consecutive Calculation Dates ending with (and including) such Calculation Date.

Amended and restated Schedule of Definitions

Dilution Ratio means, as at any Calculation Date, the fraction (expressed as a percentage) calculated for the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date by dividing:

(a)	the Dilution Amount in respect of that Monthly Reporting Date or, in respect of a Monthly Reporting Date following the occurrence of an Intramonth Cash Trapping Event, the aggregate of the Dilution Amount in respect of each day during the Monthly Reporting Period ending on such Monthly Reporting Date; by

(b)	the invoiced amount of all Billed Receivables which arose during the second Monthly Reporting Period immediately preceding the Monthly Reporting Period ending on such Monthly Reporting Date.

Dilution Reserve Amount means, as of any Calculation Date, the product of (a) the Eligible Billed and Unbilled Receivables Balance as of that Calculation Date and (b) the Dynamic Dilution Reserve Percentage as of that date.

Dilution Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing: the Dilution Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Dilution Volatility Factor means, as at any Calculation Date, a percentage equal to the product of (a) the Dilution Peak minus the Expected Dilution and (b) the Dilution Peak divided by the Expected Dilution.

Discount means, on the relevant Transfer Date and in respect of a Transferred Receivable, the amount calculated by multiplying the Unpaid Balance of that Transferred Receivable by the Discount Percentage as at the immediately preceding Calculation Date.

Discount Excess means the amount, if any, calculated as at each Calculation Date, by which the Discount calculated as at the immediately preceding Calculation Date exceeds the Programme Costs calculated as at the Calculation Date in question.

Discount Percentage means the percentage calculated on any Calculation Date in respect of (i) Billed and Unbilled Receivables and (ii) GSA Receivables, respectively, as follows:

A + B	x C + D
365

where:

A	=	LIBOR as at that Calculation Date;

B	=	the Fixed Margin;

C	=	(i) in relation to Billed and Unbilled Receivables, the DSO for Billed Receivables as reported in the most recent Monthly Servicer Report; and (ii) in relation to GSA Receivables, the Average Time in Inventory as reported in the most recent Monthly Servicer Report; and

Amended and restated Schedule of Definitions

D	=	the Excess / Shortfall Discount Adjustment.

Discount Shortfall means the amount, if any, calculated as at each Calculation Date, by which the Discount calculated as at the immediately preceding Calculation Date is less than the Programme Costs calculated as at the Calculation Date in question.

Dollar or the symbol $ means the lawful currency of the United States of America.

Dynamic Dilution Reserve Percentage means, as of any Calculation Date, the product of:

(a)	the sum of:

(i)	the product of:

(A)	2.25; multiplied by

(B)	the Expected Dilution as of such Calculation Date; plus

(ii)	the Dilution Volatility Factor as of such Calculation Date; multiplied by

(b)	the Dilution Horizon Ratio as of such Calculation Date.

Dynamic Enhancement Percentage means, on any Calculation Date, or on such date on which this is otherwise requested to be calculated, the greater of (a) the Minimum Enhancement Percentage and (b) the sum of:

(i)	the Loss Reserve Rate;

(ii)	the Dilution Reserve Rate;

(iii)	the GSA Reserve Rate;

(iv)	the Interest Reserve Rate;

(v)	the Ongoing Costs Reserve Rate; and

(vi)	the Back-up Servicer Reserve Rate;

each calculated as at such Calculation Date or, if such date is not a Calculation Date, as at the immediately preceding Calculation Date.

Dynamic Enhancement Receivables Base means, on any Calculation Date, the amount calculated as:

(i)	the Total Receivables Balance as at the Reporting Date preceding such Calculation Date; less

Amended and restated Schedule of Definitions

(ii)	the Total Ineligible Receivables Balance as at the Reporting Date preceding such Calculation Date.

Dynamic Enhancement Reserves Amount means, as at any Calculation Date, the product of:

(i)	the Dynamic Enhancement Percentage as at such Calculation Date; and

(ii)	the Dynamic Enhancement Receivables Base as at such Calculation Date.

Dynamic Interest Reserve Percentage means, as of any Calculation Date, the product calculated as follows:

(1.5 x A) x	2 x B
365

where:

A	=	LIBOR as at that Calculation Date; and

B	=	the Billed Receivables DSO as reported in the most recent Monthly Servicer Report.

Dynamic Loss Reserve Percentage means, as of any Calculation Date, the product of:

(a)	2.25; multiplied by

(b)	the Loss Horizon Ratio as of such date; multiplied by

(c)	the Maximum Loss Ratio as of such date.

Election Date means the date on which the Funding Agent on behalf of the Lender gives notice to the Seller making the Stage 2 Election.

Eligible Billed Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) Billed Receivables;

Eligible Billed and Unbilled Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) Billed and Unbilled Receivables.

Eligible GSA Receivables Balance means, at any time, an amount equal to the aggregate Unpaid Balance of all Transferred Receivables which are both (a) Eligible Receivables and (b) GSA Receivables.

Eligible Investments means any demand or time deposits or certificates of deposit or bearer securities or commercial paper rated at least A-1+ by S&P and P-1 by Moody’s which mature prior to the date and time for any payments to be made on the Advances and which are held with or issued by any person whose short term unsecured and unsubordinated debt obligations are rated at least A-1+ by S&P and P-1 by Moody’s.

Amended and restated Schedule of Definitions

Eligible Receivable means, at any time, any Receivable:

(a)	the Obligor of which is not:

(i)	an Excluded Obligor,

(ii)	in respect of a Billed Receivable or Unbilled Receivable, an individual; or

(iii)	subject to any voluntary or involuntary bankruptcy proceeding;

(b)	which was originated in the Sellers’ ordinary course of business and:

(i)	satisfies all material requirements of the Sellers’ Credit and Collection Policy and related procedures (including those procedures relating to the invoicing of Unbilled Receivables) and, in particular, is not considered to be bad or doubtful under such Servicing Standard;

(ii)	satisfies or complies with each other requirement as the parties may from time to time mutually agree; and

(iii)	has not been compromised, adjusted, amended or otherwise modified except as permitted by the Receivables Funding Agreement and the Servicing Agreement;

(c)	which is governed by the Law of England and Wales and denominated in Sterling;

(d)	the applicable Contract of which is in one of the Sellers’ or the Employer’s standard forms and is governed by the laws of England and Wales;

(e)	which, if an Assignable Receivable, the applicable Contract does not contain any restriction on assignment and, if a Non-Assignable Receivable, either:

(i)	consent to assignment has been obtained from the relevant Obligor; or

(ii)	the applicable Contract does not contain any restriction against the applicable declaration of trust;

(f)	which is unencumbered other than pursuant to the Transaction Documents;

(g)	the Sellers of which are not in default under the applicable Contract;

(h)	which, together with any related Contract, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor and is not, to the actual knowledge of the relevant Seller, subject to any litigation, dispute, set-off, counterclaim or other defence;

(i)	if an Assignable Receivable, the Transfer, if a Non-Assignable Receivable, the appropriate declaration of a trust is effected pursuant to the Receivables Transfer Agreement and will not violate any law or any agreement by which the Sellers may be bound;

Amended and restated Schedule of Definitions

(j)	which, upon Transfer, will not be available to the creditors of the Sellers in the event of their liquidation;

(k)	which is identifiable as being in existence or if a GSA Receivable, a Guaranteed Sale Price Advance has been made;

(l)	which is not, at the time of Transfer, a Defaulted Receivable or a disputed Receivable;

(m)	which is not subject to any Adverse Claim, other than pursuant to the Transaction Documents;

(n)	which is not (other than in respect of Sale Proceeds) due from an Obligor whose outstanding Receivable balance exceeds its assigned credit limit or which has breached the Sellers’ Servicing Standard in any other way;

(o)	which, if an Unbilled Receivable, has been fully earned by performance and the relevant Obligor is unconditionally obligated (subject to receiving an invoice) to pay such Unbilled Receivable to the relevant Seller (prior to Transfer) and to the Purchaser (following Transfer);

(p)	which, if a Billed Receivable, has been fully earned by performance and is evidenced by an invoice delivered to the relevant Obligor and the relevant Obligor is unconditionally obligated to pay such Billed Receivable to the relevant Seller (prior to Transfer) and to the Purchaser (following Transfer);

(q)	once billed, the due date for payment of which is no later than 65 days after the date of the invoice;

(r)	as to which at the time of purchase by the Purchaser pursuant to the Receivables Transfer Agreement the Funding Agent has not notified the Purchaser that the Funding Agent has in good faith reasonably determined that such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase under a Receivables Transfer Agreement;

(s)	which is a right to payment of a monetary obligation for (A) a Residential Property that has been sold, assigned or otherwise transferred, or (B) services rendered by such Seller to an Obligor, and which is not evidenced by an instrument, note, agreement or other writing the delivery or endorsement of which is necessary to transfer or otherwise perfect an ownership interest in such Receivable;

(t)	the Related Security related to which has been the subject of a valid grant of a first priority perfected security interest in it by the Purchaser to the Funding Agent, on behalf of the Secured Parties, of all of the Purchaser’s right, title and interest in such Receivable, as security for the Secured Obligations, and such grant does not violate, conflict or contravene any applicable Law or any contractual or other restriction, limitation or encumbrance; and

Amended and restated Schedule of Definitions

(u)	if a GSA Receivable:

(i)	the Residential Property in respect of the Guaranteed Sale Price Advance giving rise to such GSA Receivable is located in England or Wales;

(ii)	if:

(A)	the Residential Property is registered at a land registry; and

(B)	the relevant Seller has registered a Restriction (using Form RX1) at the relevant land registry in respect of that Residential Property,

the solicitor acting on behalf of such Seller has acknowledged and agreed that, it holds a release of such Form RX1 and will, following being notified that an Event of Default has occurred and is continuing, hold that release on behalf of the Purchaser and the other Secured Parties;

(iii)	if:

(A)	the Residential Property is unregistered; and

(B)	the relevant Seller has registered a caution against first registration at the land registry (using Form CT1),

the solicitor acting on behalf of such Seller has acknowledged and agreed that, it holds a release of such Form CT1 and will, following being notified that an Event of Default has occurred and is continuing, hold that release on behalf of the Purchaser and the other Secured Parties; and

(iv)	where physical deeds to a Residential Property exist, the relevant Seller (or its conveyancer) holds the deeds to such property or where the Residential Property is held leasehold, the relevant Seller (or its conveyancer) holds all leasehold documentation.

Eligible Receivables Balance means, at any time, the aggregate Unpaid Balance of all Transferred Receivables which are Eligible Receivables.

Employee means certain individuals employed by Employers.

Employer means certain corporations and government agencies with whom a Seller has entered into a Contract.

Amended and restated Schedule of Definitions

Event of Bankruptcy means, with respect to any Person, the occurrence of any of the following:

(a)	that Person:

(i)	is unable or is deemed to be unable to pay its debts within the meaning of s123(1)(e) of the Insolvency Act 1986; or

(ii)	admits in writing its inability to pay its debts generally;

(b)	that Person shall make a general assignment for the benefit of creditors;

(c)	the commencement of any voluntary case or other proceeding by that Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganisation, arrangement, adjustment, protection, relief or composition of it or its debts under any Insolvency Law (excluding, for the avoidance of doubt, any corporate reorganisation not pursuant to any Insolvency Law to which the Funding Agent has given its prior written consent, that consent not to be unreasonably withheld or delayed), or seeking the entry of an order for relief or the appointment of a receiver, trustee, liquidator, administrator or other similar official for it or any substantial part of its property or that Person shall consent to the appointment of or taking possession by a receiver, liquidator, administrator or other similar official for that Person or for any substantial part of its property;

(d)	the commencement of any case or other proceeding against such Person without such Person’s application or consent seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganisation, arrangement, adjustment, protection, relief or composition of it or its debts under any Insolvency Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, liquidator, administrator or other similar official for it or any other substantial part of its property and such case or proceeding shall have continued undismissed, or unstayed and in effect, for a period of 75 days or an order for relief in respect of such Person shall be entered in an involuntary case under an Insolvency Law; or

(e)	such Person shall take any corporate, partnership or other similar appropriate action to authorise any of the actions set out in (a), (b), (c) or (d).

Event of Default has the meaning given to it in Clause 6.1 (Events of Default) of the Receivables Funding Agreement.

Excess has the meaning given to it in Clause 3.13(c)(i) (Weekly Cash Allocation Report) of the Servicing Agreement.

Excess / Shortfall Discount Adjustment means the percentage calculated on any Calculation Date equal to:

(a)	if there is a Discount Excess at such Calculation Date:

  - A

    B

Amended and restated Schedule of Definitions

where:

A	=	the Discount Excess amount; and

B	=	the aggregate Unpaid Balance of the Transferred Receivables to be Transferred on the Transfer Date immediately following that Calculation Date;

(b)	if there is a Discount Shortfall at such Calculation Date:

  A

  B

where:

A	=	the Discount Shortfall amount; and

B	=	the aggregate Unpaid Balance of the Receivables to be Transferred on the Transfer Date immediately following that Calculation Date.

Excess Amount over Facility Limit means, as of any Calculation Date, the amount of the aggregate Initial Purchase Price in excess of the Facility Limit.

Excluded Obligor means an Obligor which is:

(a)	an Affiliate or employee of any of the Sellers; or

(b)	a Person as to which the funding of Receivables of such Obligor by the Lender or the Funding Agent would be restricted or prohibited under applicable Law.

Excluded Receivable means any Receivable the invoice in relation to which is denominated in a currency other than Sterling.

Excluded Taxes has the meaning given to it in Clause 7.3(a) (Taxes) of the Receivables Funding Agreement, or as appropriate, Clause 8.2(a) (Taxes) of the Receivables Transfer Agreement.

Expected Dilution means, on any Calculation Date, the fraction expressed as a percentage obtained by dividing (A) the aggregate of the Dilution Ratios on that Reporting Date and the preceding 11 Reporting Dates by (B) 12.

Facility Limit means the amount in Sterling specified as such in Schedule 1 (Facility Amount) to the Receivables Funding Agreement under the heading “Facility Limit”, or such amount that may be increased or reduced from time to time pursuant to the Receivables Funding Agreement.

Final Payout Date means the date, after the Termination Date, on which the Net Funding, all accrued Servicing Fees and all other Aggregate Unpaids have, in each case, been fully and irrevocably paid.

Fixed Margin means 0.95 per cent.

Amended and restated Schedule of Definitions

Funding Agent means Calyon S.A., London Branch in its capacity as:

(a)	agent for the Lender under the Receivables Funding Agreement; and

(b)	agent for the Secured Parties under the Security Agreement, as the case may be,

and in each case any successor appointed pursuant to such Agreements.

Funding Agent-Related Person means the Funding Agent, together with its Affiliates, and the officers, directors, agents and attorneys-in-fact of such Persons and their respective Affiliates.

GAAP means, with respect to:

(a)	the Parent and its Subsidiaries, generally accepted accounting principles applicable in the United States of America, except that in relation to the audited financial statements of Cartus Holdings Limited and its Subsidiaries (including the Servicer and the Sellers) required to be delivered pursuant to Clause 6.1(a)(i) (Annual reporting) of the Servicing Agreement, generally accepted accounting principles applicable in the United Kingdom;

(b)	the Purchaser, generally accepted accounting principles applicable in the United Kingdom; and

(c)	any Servicer other than the Parent or any of its Subsidiaries, or any other Person, generally accepted accounting principles applicable to that Person or the consolidated group of which it is a member.

GSA Receivable means any Receivable of a Seller owing by an Obligor arising or which is expected to arise in the normal conduct of that Seller’s business as a result of the making of a Guaranteed Sales Price Advance (including pursuant to the sale of a Residential Property under a Home Sale Contract).

GSA Receivables Ongoing Costs Percentage means a percentage calculated as at each Calculation Date equal to:

(A x 2 x B)
365

where:

A	=	the Fixed Margin; and

B	=	the Average Time in Inventory as of that Calculation Date.

GSA Receivables Ongoing Costs Reserve means the amount calculated as of each Calculation Date as:

(A x B) - C

Amended and restated Schedule of Definitions

where:

A	=	the Eligible GSA Receivables Balance as at that Calculation Date;

B	=	the GSA Receivables Ongoing Costs Percentage; and

C	=	(D x E)	x F
365

where:

D	=	the Stressed Fixed Margin;

E	=	the Average Time in Inventory as that Calculation Date; and

F	=	the aggregate Unpaid Balance of all GSA Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date.

GSA Reserve Amount means, in respect of each Calculation Date the aggregate of the Individual Market Decline Values in respect of all of the Residential Properties beneficially owned by the relevant Seller and recorded in the Seller’s inventory, as disclosed in the Monthly Servicer Report delivered on the Monthly Reporting Date immediately preceding that Calculation Date.

GSA Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the GSA Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Guaranteed Sales Price Advance means, in respect of a Home Purchase Contract, an advance made by a Seller to a Person in payment of a guaranteed purchase price for the Residential Property to be sold by or on behalf of such Person pursuant to such Home Purchase Contract.

Guaranty means, with respect to any Person, any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including any comfort letter, operating agreement or take or pay contract and shall include the contingent liability of such Person in connection with any application for a letter of credit.

Hazardous Materials means any radioactive emissions, noise, any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous substance or waste, gives rise to a risk of causing harm to man or any other living organism or damaging the environment or public health or welfare.

Amended and restated Schedule of Definitions

Home Deed shall mean, with respect to any Residential Property, a deed or other instrument of conveyance executed by the related owner that effects and/or evidences the conveyance of that Residential Property pursuant to the related Home Purchase Contract.

Home Purchase Contract means a contract by which a Residential Property is purchased from a Person pursuant to, or in connection with, a Relocation Management Agreement.

Home Sale Contract means, with respect to any Residential Property, the contract by which such Residential Property is sold to an Ultimate Buyer.

Indebtedness of any Person means, in the aggregate, without duplication:

(a)	all indebtedness, obligations and other liabilities of that Person and its Subsidiaries that are, at the date as of which Indebtedness is to be determined, includable as liabilities in a consolidated balance sheet of that Person and its Subsidiaries, other than:

(i)	accounts payable and accrued expenses;

(ii)	advances from clients obtained in the ordinary course of the relocation management services business of that Person; and

(iii)	current and deferred income taxes and other similar liabilities;

(b)	the maximum aggregate amount of all liabilities of that Person or any of its Subsidiaries under any guarantee, indemnity or similar undertaking given or assumed of or in respect of, the indebtedness, obligations or other liabilities, assets, revenues, income or dividends of any Person other than that Person or one of its Subsidiaries; and

(c)	all other obligations or liabilities of that Person or any of its Subsidiaries with respect to the discharge of the obligations of any Person other than itself or one of its Subsidiaries.

Indebtedness for Borrowed Money means, in relation to any Person any Indebtedness of that person, contingent or otherwise, in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of that Person or only to a portion of those assets), or evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto) but excluding capitalised lease obligations and excluding obligations representing the deferred but unpaid purchase price of any property.

Indemnified Amounts has the respective meanings given to it in Clause 7.1 (Indemnities by the Purchaser) of the Receivables Funding Agreement and Clause 8.1 (Indemnities by the Sellers) of the Receivables Transfer Agreement.

Amended and restated Schedule of Definitions

Indemnified Parties has the respective meanings given to it in Clause 7.1 (Indemnities by the Purchaser) of the Receivables Funding Agreement and Clause 8.1 (Indemnities by the Sellers) of the Receivables Transfer Agreement.

Individual Concentration Limit means with respect to an Obligor as at any Calculation Date, the amount equal to:

(a)	if the Obligor has a Rating Benchmark Rate of 100%, the aggregate of (i) the Adjusted Eligible Billed Receivables Balance and (ii) the Adjusted GSA Receivables Balance, for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date; otherwise

(b)	the aggregate of:

(i)	95 per cent of the difference between (A) the Adjusted GSA Receivables Balance for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date and (B) the Individual Market Decline Value for each Residential Property in respect of which that Obligor is an Obligor; and

(ii)	the product of (A) the Rating Benchmark Rate for such Obligor and (B) the Total Unpaid Balance as at such Calculation Date.

Individual Market Decline Value means, in relation to each Residential Property beneficially owned by a Seller which is recorded in the Seller’s inventory, the amount calculated by the Calculation Agent as of each Calculation Date, based on the information contained in the Monthly Servicer Report delivered on the immediately preceding Monthly Reporting Date, as:

A x B

where

A	is the greater of (a) C x	(D - E)	and (b) zero;
D

B	is the Loss Factor for the related GSA Receivable;

C	is the Unpaid Balance of the related GSA Receivable;

D	is the Starting Regional Market Index Value;

E	is the Current Regional Market Index Value.

Individual Overconcentration Amount means with respect to an Obligor as at any Calculation Date, the amount defined as:

(a) the aggregate of (i) the Adjusted Eligible Billed Receivables Balance and (ii) the Adjusted GSA Receivables Balance, for such Obligor (calculated taking into account only the Receivables in respect of which that Obligor is an Obligor), as at such Calculation Date; less

Amended and restated Schedule of Definitions

(b) the Individual Concentration Limit, as at such Calculation Date, for such Obligor.

Ineligible Receivable means any Receivable which is not an Eligible Receivable.

Initial Purchase Price or IPP means, in respect of each Transferred Receivable:

A x (1-B)

where:

A	is the Purchase Price of that Transferred Receivable; and

B	is the Total Credit Enhancement Rate as calculated as at the Calculation Date immediately preceding the relevant Transfer Date.

Insolvency Law means any law, rule or regulation relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts.

Interest means, at any time for any Relevant Period, interest calculated in accordance with the Receivables Funding Agreement.

Interest Payment Date means, in respect of a Relevant Period, the Monthly Settlement Date on which that Relevant Period ends.

Interest Period means Relevant Period.

Interest Reserve Amount means, as of any Calculation Date, the amount calculated as follows:

(A x B) - C

where:

A	=	the Eligible Billed and Unbilled Receivables Balance as at that Calculation Date;

B	=	the Dynamic Interest Reserve Percentage as of that Calculation Date; and

C	=	(D x E)	x F
365

where:

D	=	LIBOR as at that Calculation Date;

E	=	the Billed Receivables DSO; and

Amended and restated Schedule of Definitions

F	=	the aggregate of (a) the invoiced amount of all Billed Receivables which arose during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date and (b) the newly originated Unbilled Receivables which arose during that Monthly Reporting Period.

Interest Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Interest Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Intramonth Payment Cash Trapping Event means the occurrence of any of the following: (i) on more than three occasions in any period of two months (A) the Servicer fails to provide the Weekly Cash Allocation Report or, following the occurrence of a Weekly Reporting Event, the Weekly Servicer Report on any Weekly Reporting Date and that failure continues for one Business Day, or (B) the Sellers fail to pay to the Purchaser any amount which they are required to pay in accordance with Clause 3.13 (Weekly Cash Allocation Report) of the Servicing Agreement, (ii) the Billed Receivables DSO being greater than 70 days or the Average Time in Inventory being greater than 360 days, (iii) an Event of Default, (iv) the Termination Date or (v) a Servicer Default.

LAPA means the Notes Purchase and Sale Commitment Agreement between CALYON S.A. and LMA S.A. dated 12 May, 2008.

Law means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any Official Body or any fiscal, monetary or other authority having jurisdiction over or the ability (either directly or indirectly) to otherwise control, regulate or bind any Person or its property or assets.

Lender means Calyon S.A., London Branch and, upon and after the Conduit Funding Date, shall mean the Conduit Assignee and the Alternative Funding Provider.

Lender Account has the meaning given to it in Clause 2.9 (a) (Lender Account) of the Receivables Funding Agreement.

Leverage Ratio shall mean on any date, the ratio of (a) Total Senior Secured Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided, that EBITDA shall be determined for the relevant Test Period on a Pro Forma Basis. Capitalised terms used in this definition shall have the meaning set forth in the Realogy Credit Agreement as in effect on 10 April 2007, without giving effect to any subsequent amendments.

LIBOR means the offered quotation to leading banks in the London interbank market for 1 month sterling deposits (or in respect of the first or last Relevant Period an annual rate obtained by linear interpolation of such offered quotation for sterling deposits for the next shorter period and the next longer period, respectively), by reference to the display designated as the British Bankers Association’s Interest Settlement Rate as quoted on the Reuters Screen No. LIBOR01 ((or (A)) such other page as may replace Reuters Screen No. LIBOR01 on that service for the purpose of

Amended and restated Schedule of Definitions

displaying such information or (B) if that service ceases to display such information, such page as displays such information on such service (or, if more than one, that one previously approved in writing by the Funding Agent) as may replace Reuters Screen No. LIBOR01), in each case as at or about 11.00 a.m. (London time) on that date.

Lien means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment in its business that secures payment or performance of any obligation, and includes any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

Loss Factor means, as at any Calculation Date, (a) in respect of any GSA Receivable which is an Assignable Receivable, the Average Loss Ratio as at that Calculation Date and, (b) in respect of any GSA Receivable which is a Non-Assignable Receivable, a percentage depending on the S&P public rating as at such Calculation Date of the Seller (or the Seller’s Parent Company, as the case may be) corresponding to the cumulative probability of default at a two-year horizon, as set out in the S&P default tables for Corporates as at such Calculation Date (in the case no rating is available, a rating of B- shall be considered by default). For the avoidance of doubt, November 2007 S&P default tables values are disclosed in the table below:

AAA	0.005%
AA+	0.009%
AA	0.039%
AA-	0.048%
A+	0.064%
A	0.080%
A-	0.121%
BBB+	0.427%
BBB	0.684%
BBB-	1.805%
BB+	2.915%
BB	4.506%
BB-	6.624%
B+	8.124%
B	10.833%
B-	16.559%

For the avoidance of doubt, initial Loss Factor value shall be 10.833% from 14 December 2007.

Loss Horizon Ratio means, on any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the aggregate of (i) the aggregate invoiced amounts of all Billed Receivables which arose during the period of five (5)

Amended and restated Schedule of Definitions

consecutive Monthly Reporting Periods ending on the Monthly Reporting Date immediately preceding that Calculation Date and (ii) the product of (A) the aggregate invoiced amount of all Billed Receivables which arose during the sixth Monthly Reporting Period preceding that Monthly Reporting Date and (B) 13/30 by (b) the Adjusted Eligible Billed Receivables Balance as at such Calculation Date.

Loss Ratio means, as at any Calculation Date, the fraction (expressed as a percentage) calculated as:

(a)	the sum of:

(i)	the aggregate Unpaid Balance of Transferred Receivables which are Billed Receivables that were more than 120 days past their original due date but equal to or less than 150 days past their original due date; plus

(ii)	the aggregate Unpaid Balance of Transferred Receivables which are Billed Receivables that were less than or equal to 120 days past their original due date and were written off during the Monthly Reporting Period ending on the Monthly Reporting Date immediately preceding that Calculation Date;

divided by

(b) the aggregate invoiced amount of all Billed Receivables which arose during the sixth complete Monthly Reporting Period which occurred prior to that Monthly Reporting Date.

Loss Reserve Amount means, as at any Calculation Date, the product of:

(a)	the Eligible Billed and Unbilled Receivables Balance as of that Calculation Date; and

(b)	the Dynamic Loss Reserve Percentage as of that date.

Loss Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Loss Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Management Costs means, with respect to a Relevant Period, the greater of:

(a)	£500; and

(b)	the product of (i) 0.06 per cent.; (ii) 102 per cent; (iii) the Subscription Price of the relevant Note and (iv) the Day Count Fraction.

Mandate Letter means the letter dated 28 March 2007 between Cartus Limited and Calyon S.A.;

Amended and restated Schedule of Definitions

Margin means

(a)	(i) prior to the Step-up Date and (ii) if the Stage 2A Structure or the Stage 2B Structure is implemented prior to the Step-up Date, from the date on which it is implemented, 0.785% per annum; and

(b)	(i) from and including the Step-up Date unless either the Stage 2A Structure or the Stage 2B Structure has been implemented by that date, or (ii) from any date on which the Funding Agent, acting reasonably, determines that the Sellers are not in good faith complying with their obligations under Clause 6.2(p) (Interpretation of Stage 2 Structure and other changes) of the Receivables Transfer Agreement or that the Purchaser is not in good faith complying with its obligations under Clause 5.1(1) (Note Issuance Facility Agreement) of the Receivables Funding Agreement, 2.50% per annum.

Material Adverse Effect means any event or condition which would have a material adverse effect on:

(a)	the collectibility of the Receivables;

(b)	the condition (financial or otherwise), businesses or properties of the Purchaser, the Servicer or any Seller, including any material adverse development in any litigation or arbitration relating to, or involving, such Person;

(c)	the ability of the Purchaser, the Servicer or any Seller to perform its respective obligations under the Transaction Documents to which it is a party;

(d)	the legality, validity or enforceability of any Transaction Document or any part of such Transaction Document;

(e)	the Purchaser’s, the Funding Agent’s, the Lender’s or any other Secured Party’s interest in the Receivables, any Collections with respect thereto or any other Affected Assets with respect thereto; or

(f)	the interests of the Funding Agent or the Lender under the Transaction Documents.

Maximum Loss Ratio means, as at any Calculation Date, the highest Average Loss Ratio as at the twelve (12) consecutive Calculation Dates ending with (and including) that Calculation Date.

Minimum Enhancement Percentage means:

(a)	5.5 per cent., if the Average Time in Inventory is less than 200 days;

(b)	6 per cent., if the Average Time in Inventory is between 200 and less than 250 days;

(c)	6.5 per cent., if the Average Time in Inventory is between 250 and less than 300 days; and

(d)	7 per cent., if the Average Time in Inventory is 300 days or greater.

Amended and restated Schedule of Definitions

Monthly Reporting Date means, in respect of each Monthly Reporting Period, the 11th Business Day after the end of that Monthly Reporting Period;

Monthly Reporting Period means the period of one calendar month.

Monthly Servicer Report means a report in a form mutually agreed to by the Purchaser, the Servicer and the Funding Agent from time to time and furnished, or to be furnished, by the Servicer to the Funding Agent, the Purchaser and the Administrative Agent on each Monthly Reporting Date pursuant to Clause 3.2 (Reports) of the Servicing Agreement.

Monthly Settlement Date means:

(a)	the 3rd Business Day following each Calculation Date; or

(b)	any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree;

Net Funding at any time means:

(a)	Prior to the Conduit Funding Date:

(i)	the aggregate of the principal amounts of the Advances made to the Purchaser by the Lender pursuant to Clauses 2.1 (Advance Facility and Commitments) and 2.2 (Borrowing Procedures) of the Receivables Funding Agreement, less

(ii)	the aggregate amount received by the Lender on or prior to such time and applied as repayments of the principal amount of Advances pursuant to Clause 2.3 (Lender Acceptance or Rejection, Borrowing Request Irrevocable) of the Receivables Funding Agreement; provided that the Net Funding shall be restored and reinstated to the extent any such payment of principal is rescinded or must otherwise be returned for any reason; and

(b)	with effect from the Conduit Funding Date, the part of the face value of the Notes outstanding from time to time.

Net Advances means Net Funding.

New Amendment Date means 14 December 2007.

Non-Assignable Receivable means a Category 1 Non-Assignable Receivable or a Category 2 Non-Assignable Receivable.

Note Issuance Facility Agreement means the note issuance facility agreement to be entered into by no later than 1 March 2008 by and among the Conduit Assignee, the Alternative Funding Provider, the Purchaser, the Funding Agent and the Arranger, which shall provide for a revolving note issuance facility to be provided by the Conduit Assignee to the Purchaser.

Amended and restated Schedule of Definitions

Notes means the discounted notes issued by the Purchaser to the Conduit Assignee or the Alternative Funding Provider pursuant to the Note Issuance Facility Agreement.

Obligor means with respect to any Receivable, the Person obligated to make payments in respect of that Receivable pursuant to a Contract or otherwise and in respect of each GSA Receivable or Residential Property, includes the relevant Employer.

Official Body means any government or political subdivision or any agency, authority, bureau, central bank, commission (including, without limitation, the Commission Bancaire), department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles or any recognised stock exchange or listing authority, in each case whether foreign or domestic.

Ongoing Costs Reserve Amount means the aggregate of:

(a)	the Eligible Billed and Unbilled Receivables Ongoing Costs Reserve Amount; and

(b)	the GSA Receivables Ongoing Costs Reserve Amount.

Ongoing Costs Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Ongoing Costs Reserve Amount by (b) the Dynamic Enhancement Receivables Base.

Operational Account means, in respect of each Seller, the account to be established by one of the Sellers with Barclays Bank Plc by no later than 15 January 2008 into which all amounts to which each Seller is entitled to withdraw from its Collection Account from time to time shall be transferred, and any other account designated as such with the written consent of the Funding Agent.

Organic Documents of any Person means its memorandum and articles of association, articles or certificate of incorporation and by laws, limited liability agreement, partnership agreement or other comparable charter or organisational documents as amended from time to time.

Origination and Servicing Affiliate has the meaning given to it in Clause 2.1(f) (Appointment of Servicer) of the Servicing Agreement.

Overconcentration Amount means, as of any Calculation Date, the aggregate of the Individual Overconcentration Amount for each of the 15 (fifteen) biggest Obligors (measured by the aggregate Unpaid Balance of the Transferred Receivables in respect of which it is an Obligor) for the Assignable Receivables and for each of the 10 (ten) biggest Obligors (measured by the aggregate Unpaid Balance of the Transferred Receivables in respect of which it is an Obligor) for the Non-Assignable Receivables, as reported in the most recent Monthly Servicer Report.

Amended and restated Schedule of Definitions

Overnight Rate means the Sterling Over Night Index Average appearing on the Telerate Service on the page designated 3937 or the Reuters page designated SONIA 1 and if no such rate is available for the Relevant Period, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Funding Agent at its request quoted by the Reference Banks to leading banks in the London interbank market.

Parent means Realogy Corporation, a corporation formed and existing under the laws of Delaware.

Parent’s Credit Facility means the credit agreement dated as of April 10, 2007 among Domus Intermediate Holdings, Corp. the Parent, the lenders and other financial institutions party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

Parent Undertaking Agreement means the Parent Undertaking Agreement, dated on or before the Closing Date, among the Parent, the Purchaser and the Funding Agent.

Parties means, in relation to each Transaction Document, the Persons who are party to that document.

Permitted Advance Date means, with respect to:

(a)	the initial Advance, 10 April 2007, or such other day as may be agreed to by the Funding Agent and the Purchaser;

(b)	the second Advance, 25 April 2007; and

(c)	any other Advance, any date set out in the definition of Settlement Date, or such other day as may be agreed to by the Funding Agent and the Purchaser.

Permitted Exceptions means, with respect to any representation, warranty or covenant with respect to the interest of the Purchaser and its assignees regarding the Affected Assets or any Servicer Default that:

(a)	legal title to Residential Property may remain in the name of the related employee, and no mortgage or conveyance pursuant to the related Home Purchase Contract or Home Sale Contract in favour of any Party or any of the Purchaser’s assignees pursuant to this Agreement will be made; and

(b)	for so long as Clause 3 (Duties of Servicer) of the Servicing Agreement is being complied with, no delivery of any Home Purchase Contracts or Home Deeds to any custodian (acting on behalf of the Funding Agent) will be required.

Permitted Payments has the meaning given to it in Clause 3.9 (Subordination) of the Receivables Transfer Agreement.

Amended and restated Schedule of Definitions

Permitted Reorganisation means a solvent and voluntary reorganisation involving, alone or with others, any of the Sellers, the Parent or any other Seller Party, and whether by way of consolidation, amalgamation, merger, transfer of all or substantially all its business or assets, or otherwise; provided that:

(a)	the reorganisation would not in the reasonable opinion of the Funding Agent have a material adverse effect on the ability of any Seller Party or the Purchaser to comply with its obligations under any of the Transaction Documents to which it is a party; and

(b)	the successor entity to that reorganisation is either a party to the relevant Transaction Documents or becomes party to those documents on or prior to the effective date of that reorganisation.

Person means an individual, partnership, limited liability company, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, firm, enterprise, Official Body or any other entity.

Potential Event of Default means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

Potential Servicer Default means an event which but for the lapse of time or the giving of notice, or both, would constitute a Servicer Default.

Programme Costs means the aggregate, calculated on each Calculation Date, of each of the following amounts which will be payable on the next Monthly Settlement Date:

(a)	(i) prior to the Conduit Funding Date, the interest and other amounts (other than principal) which will be payable by the Purchaser to the Lender under the Receivables Funding Agreement on the next Monthly Settlement Date; or

(ii)	with effect from the Conduit Funding Date, the Costs of Funds;

(b)	prior to the Conduit Funding Date, the Commitment Fee;

(c)	the Calculation Agent Fee;

(d)	the Servicing Fee;

(e)	the Corporate Services Provider Fee;

(f)	the Audit Expenses;

(g)	the Bank Account Management Fee.

Amended and restated Schedule of Definitions

Purchase Price means, in respect of each Transferred Receivable:

A x (1-B)

where:

A	is the Unpaid Balance of such Transferred Receivable on its Transfer Date appearing on the relevant invoice or otherwise recorded on the computer system or records of the relevant Seller; and

B	is the relevant Discount Percentage for such Transferred Receivable as at the most recent Calculation Date.

Purchaser means UK Relocation Receivables Funding Limited, a limited company incorporated under the laws of England and Wales.

Purchaser Account 1 means the account with account number 57628491 and sort code 60-21-40 held in the name of the Purchaser with National Westminster Bank Plc at its branch at 84 Commercial Road, Swindon SN1 5NW provided that by 15 January 2008, such account shall be held in the name of the Purchaser with Barclays Bank Plc, with sort code 20-00-00 at its branch at 1 Churchill Place, London E14 5HP, the account number of which shall be agreed by the Servicer with the Funding Agent, and any other account designated as such with the written consent of the Funding Agent.

Purchaser Account 2 means the account established pursuant to Clause 3.6 of the Servicing Agreement, such account to be established by 15 January 2008 and to be held in the name of the Purchaser with Barclays Bank Plc, with sort code 20-00-00 at its branch at 1 Churchill Place, London E14 5HP, the account number of which shall be agreed by the Servicer with the Funding Agent, and any other account designated as such with the written consent of the Funding Agent.

Purchaser Account means Purchaser Account 1, Purchaser Account 2 and any other account in the name of the Purchaser which is designated as a Purchaser Account with the written consent of the Funding Agent.

Rating Agency means each of Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (S&P) and Moody’s Investors Service, Inc. (Moody’s), or any successor to either such agency that is a nationally recognised statistical rating organisation.

Rating Benchmark Rate means, for each Obligor, with the exception of National Air Traffic Service for which the percentage shall be 100%, the percentage depending on the S&P rating assigned to such Obligor, as listed in the table below:

AAA	100.0%
AA+	100.0%
AA	100.0%
AA-	100.0%
A+	100.0%
A	2.0%
A-	2.0%
BBB+	2.0%
BBB	1.0%
BBB-	0.5%
BB+	0.5%
BB-	0.5%
B+	0.5%
B	0.5%
B-	0.5%
NR	0.5%

Amended and restated Schedule of Definitions

Realogy Credit Agreement means that certain credit agreement dated as of 10 April 2007 among Domus Intermediate Holdings, Corp., the Parent, the lenders and other financial institutions party thereto and JPMorgan Chase Bank, N.A. as administrative agent.

Receivable means any indebtedness (whether by way of principal or interest) or other obligation owing by any Obligor to any Seller (prior to giving effect to any Transfer under the Receivables Transfer Agreement) or any right of the Seller to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of products or services by such Seller to such Obligor or an Affiliate of such Obligor or the sale of Residential Properties to Ultimate Buyers including any amount payable to a Seller by an Obligor in connection with the termination of a Contract, and includes the obligation to pay any fees and other charges (including interest) with respect to such Receivable. By way of further clarification and for the avoidance of doubt:

(a)	Receivables include the Billed and Unbilled Receivables (which comprise fees in respect of relocation services, fees in respect of repossession services and any amounts payable by Employers under Relocation Management Agreements including, but not limited to, in respect of Shortfall Amounts, membership fees from suppliers in respect of the supplier network and fees in respect of repossession services) and the GSA Receivables in respect of the Residential Properties; and

(b)

(i) the Billed and Unbilled Receivables arise under the Relocation Agreements, the Supplier Network Agreements and the Repossession Agreements; and (ii) the GSA Receivables arise from the Guaranteed Sales Price Advances made periodically to solicitors representing Employees in

Amended and restated Schedule of Definitions

respect of Residential Properties purchased under Home Purchase Contracts and include amounts payable by Ultimate Buyers under Home Sale Contracts to the extent such amounts are payable to any Seller.

Receivables Funding Agreement means the Receivables Funding Agreement, dated on or before the Closing Date, by and among the Lender, the Purchaser, and the Funding Agent, as Funding Agent and Arranger.

Receivables Transfer Agreement means the Receivables Transfer Agreement and Trust Deed dated on or before the Closing Date, between the Purchaser and the Sellers.

Receivables Transfer Termination Date means the date which is sixty days after the Termination Date.

Records means all Contracts, if any, and other documents, purchase orders, invoices, agreements, books, records and any other media, materials or devices for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by the Purchaser, the Parent, any Seller or the Servicer with respect to the Receivables, any other Affected Assets or the Obligors.

Regional Market Index means the quarterly index of house prices on a region-by-region basis published by Nationwide Building Society on its website at www.nationwide.co.uk.

Related Security means with respect to any Receivable, all of the applicable Seller’s (prior to giving effect to any Transfer) or the Purchaser’s rights, title and interest in, to and under:

(a)	all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to a Contract related to such Receivable or otherwise, together with all financing statements and other filings signed by an Obligor relating thereto;

(b)	any Contract and all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds of the above) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable, whether pursuant to a Contract related to such Receivable or otherwise;

(c)	all Records related to such Receivable; and

(d)	all Collections on and other proceeds of any of the foregoing.

Relevant Period means the period from (and including) 10 April 2007 to (but excluding) the first Settlement Date after 29 May 2007 and each subsequent period from (and including) a Settlement Date to (but excluding) the next Settlement Date; provided that the last Relevant Period shall end on the Final Payout Date.

Amended and restated Schedule of Definitions

Relocation Management Agreement means an agreement pursuant to which a Seller agrees to provide relocation, asset management or other services to an Obligor, as the same may be amended, restated or otherwise modified from time to time, including any and all supplements thereto, and any similar agreement, howsoever denominated, and any agreement for intercultural services.

Reporting Date means a Weekly Reporting Date or a Monthly Reporting Date, as the context permits or requires.

Reporting Period means a Weekly Reporting Period or a Monthly Reporting Period, as the context permits or requires.

Repossession Agreements means agreements in respect of repossession services with Employers.

Residential Property means any residential property subject to a Home Purchase Contract.

Round-Up Reserve Amount means the amount, calculated as of each Calculation Date as the difference between (a) the Total Borrowing Base Before Round-up and (b) the Total Borrowing Base.

Round-Up Reserve Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (a) the Round-Up Reserve Amount as of that date by (b) the Dynamic Enhancement Receivables Base as at that date.

Sale Proceeds means, with respect to any Residential Property, the cash sale proceeds received upon the sale of such Residential Property to an Ultimate Buyer, net of (if any) unpaid mortgage loan amounts, closing costs, brokerage costs, commissions owed to third parties and any other amounts payment of which are necessary to clear title to such Residential Property and which have been deducted from the cash sale proceeds received from the Ultimate Buyer on completion of the sale of that Residential Property.

Secured Obligations means all obligations from time to time of the Purchaser to the Lender, the Funding Agent and the other Secured Parties under the Security Agreement and under the other Transaction Documents, of whatever nature and whenever arising.

Secured Parties means the Lender, the Funding Agent, the Administrative Agent, the Arranger, any administrative or corporate services provider in relation to services provided to the Purchaser and the other Indemnified Parties.

Security Agreement means the security agreement, dated on or before the Closing Date, between the Purchaser and the Funding Agent.

Security Documents means the Security Agreement, the Supplemental Security Agreement and each other security agreement, deed of charge or other agreement executed or delivered from time to time by the Purchaser pursuant to the Security Agreement.

Amended and restated Schedule of Definitions

Seller Account means, in respect of each Seller, the account nominated by it (which may be an account in the name of another Seller) to which amounts payable by the Purchaser to it are to be paid.

Seller Entitlement shall have the meaning given to it in Clause 2.6(a)(ii) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement.

Seller Party means the Parent, each Seller and each Affiliate of the Parent from time to time party to a Transaction Document.

Sellers means, as the context requires, all or any one of Cartus Limited, Cartus Services Limited and Cartus Funding Limited, each a company incorporated under the laws of England and Wales, and each other Person identified as a Seller for purposes of the Transaction Documents by the Parent, the Purchaser, the Funding Agent and the Administrative Agent.

Seller Security Documents means each of:

(a)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Limited and the Purchaser dated 12 May 2008;

(b)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Funding Limited and the Purchaser dated 12 May 2008; and

(c)	the Security Agreement between the CALYON, London Branch (as security trustee), Cartus Services Limited and the Purchaser dated 12 May 2008.

Senior Obligations means all moneys, obligations and liabilities which may at any time be due, owing to, or incurred by, the Purchaser to the Funding Agent (whether for its own account or as trustee for the Secured Parties) or to the Secured Parties of any kind, however arising and in any currency under the Transaction Documents, whether or not immediately payable, whether present or future, actual or contingent, and whether incurred alone, severally or jointly as principal, guarantor, surety or otherwise and including interest, commission, fees, costs, charges and expenses charged by the Lender and/or the Funding Agent.

Servicer means CL in its capacity as Servicer under the Servicing Agreement, and each other Person as may from time to time be appointed as Servicer pursuant to Clause 2.1 (Appointment of Servicer) of the Servicing Agreement.

Servicer Default has the meaning given to it in Clause 7.1 (Servicer Default) of the Servicing Agreement.

Servicer Report means a Monthly Servicer Report or a Weekly Servicer Report, as the context permits or requires.

Servicing Agreement means the Receivables Servicing Agreement, dated on or before the Closing Date, among the Purchaser, the Servicer and the Funding Agent.

Amended and restated Schedule of Definitions

Servicing Fee means the fee payable to the Servicer in respect of Receivables, in an amount payable in arrears on each Monthly Settlement Date equal to:

(a)	at any time when the Servicer is CL or any of its Affiliates, £6,666.67; or

(b)	at any time when the Servicer is not CL or any of its Affiliates, the fee agreed on an arm’s length basis by the Purchaser and the Funding Agent with that Servicer and payable, subject to and in accordance with the priority of payments set out in, Clause 4.2 of the Servicing Agreement.

Settlement Date means a Weekly Settlement Date or a Monthly Settlement Date, as the context permits or requires;

Shortfall Amount means the amount, if any, of any shortfall between the Guaranteed Sales Price Advances made in respect of a Residential Property and the amount of the Sale Proceeds of a sale of that Residential Property to an Ultimate Buyer.

Stage 2 Election means the election by the Funding Agent on behalf of the Lender, pursuant to the Receivables Transfer Agreement at any time after 15 June 2007 (following due consultation with the Sellers) by written notice to the Sellers to require the Sellers and the Parent either (i) to agree certain further amendments to the Transaction Documents specified by the Funding Agent on behalf of the Lender (including but not limited to those referred to in the description of the Stage 2A Structure in the Term Sheet), and take all other action reasonably required by the Funding Agent on behalf of the Lender for the purpose of implementing the Stage 2A Structure or (ii) to implement the Stage 2B Structure described in the Term Sheet, including in either case any other terms, and any action, reasonably required by the Funding Agent on behalf of the Lender for the purpose.

Stage 2A Structure has the meaning given to it in the Term Sheet, attached hereto as the Appendix.

Stage 2B Structure has the meaning given to it in the Term Sheet, attached hereto as the Appendix.

Starting Regional Market Index Value means, in respect of each Residential Property and each Calculation Date, the value specified in the Regional Market Index of the region in which the Residential Property is located for the quarter during which the Residential Property is first beneficially owned by the relevant Seller and recorded in the Seller’s inventory, as disclosed in the Monthly Servicer Report delivered on that Monthly Reporting Date.

Step-up Date means:

(a)	two months after the Election Date; or

(b)	1 March 2008, whichever is earlier.

Sterling and £ means the lawful currency of the United Kingdom.

Amended and restated Schedule of Definitions

Stressed Fixed Margin means, in respect of any Reporting Period during any part of which the Total Receivables Balance is less than £80,000,000, 1.22 per cent., and otherwise 1.54 per cent.

Subordinated Obligations means all obligations which may now or in the future be owing by the Purchaser or any of its successors or assigns to any Seller or any Seller’s successors or assigns (including, but not limited to, the obligation to pay the Transfer Price of any Assignable Receivable and interest thereon).

Sub-Servicer means any Person appointed by the Servicer as sub-servicer in accordance with Clause 2.2 (Appointment of Sub-Servicer) of the Servicing Agreement.

Subsidiary means, with respect to any Person, any corporation or other Person (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person, or (b) that is directly or indirectly controlled by such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

Supplier Network Agreement means each contract or other agreement between a Seller and a Person acting as a supplier of goods and/or services to that Seller.

Supplemental Security Agreement means the supplemental security agreement to the Security Agreement, dated 12 May, 2008, between the Purchaser and the Funding Agent.

Supported Obligations has the meaning given to it in Clause 2.1 (Performance of Supported Obligations) of the Parent Undertaking Agreement.

Supported Parties has the meaning given to it in Clause 2.1 (Performance of Supported Obligations) of the Parent Undertaking Agreement.

Taxes has the meaning given to it in Clause 7.3(a) (Taxes) of the Receivables Funding Agreement or, as appropriate, Clause 8.2(a) (Taxes) of the Receivables Transfer Agreement.

Termination Date means:

(a)	prior to the Conduit Funding Date, the earliest of:

(i)	the fifth anniversary of the Closing Date;

(ii)	the date on which the Termination Date is declared or automatically occurs pursuant to Clause 6 (Events of Default) of the Receivables Funding Agreement;

Amended and restated Schedule of Definitions

(iii)	the date on which it becomes unlawful for the Lender to provide or maintain the Facility provided under the Receivables Funding Agreement or the Net Funding; and

(iv)	the date on which a notice of termination expires in accordance with Clause 7.1(e) (Term) of the Receivables Transfer Agreement; and

(a)	upon or after the Conduit Funding Date, the Note Termination Date (as defined in the Note Issuance Facility Agreement).

Term Sheet means the term sheet for the facility provided by the Funding Agreement dated 28 March 2007.

Time in Inventory means, on any Calculation Date, in respect of each Residential Property then beneficially owned by a Seller and recorded in that Seller’s inventory, the period commencing on the date when the Residential Property is first beneficially owned by the Seller and recorded in its inventory and ending on the last day of the Monthly Reporting Period immediately preceding that Calculation Date.

Total Borrowing Base Before Round-Up means, at any time during a Relevant Period, an amount equal to:

(a)	the Adjusted Eligible Receivable Balance, multiplied by

(b)	1 minus the Total Credit Enhancement Rate.

Total Borrowing Base means, at any time during a Relevant Period, an amount equal to the Total Borrowing Base Before Round-Up rounded down to the nearest multiple of £100,000.

Total Credit Enhancement means, as of any Calculation Date, the sum of:

(a)	the Dynamic Enhancement Reserves Amount;

(b)	the Overconcentration Amount;

(c)	the Round-Up Reserve Amount; and

(d)	the Excess Amount over Facility Limit.

Total Credit Enhancement Rate means, as of any Calculation Date, the ratio (expressed as a percentage) calculated by dividing (i) the Total Credit Enhancement and (ii) the Dynamic Enhancement Receivables Base as at that date.

Total Ineligible Receivables Balance means, at any time, the aggregate Unpaid Balance of all Ineligible Receivables as reported in the most recently provided Servicer Report.

Total Receivables Balance means, at any time, the aggregate Unpaid Balance of all Receivables.

Amended and restated Schedule of Definitions

Transaction Costs has the meaning given to it in Clause 7.4 (Other costs and expenses) of the Receivables Funding Agreement.

Transaction Documents means, collectively, this Schedule of Definitions, the Receivables Funding Agreement, the Servicing Agreement, the Parent Undertaking Agreement, the Security Documents, the Seller Security Documents, the Receivables Transfer Agreement, the Mandate Letter, the Note Issuance Facility Agreement (with effect from the date on which the Note Issuance Facility Agreement is executed by the parties thereto) and all of the other instruments, documents and other agreements from time to time executed and delivered by the Parties pursuant to or in connection with any of the foregoing.

Transaction Trust Property means, in relation to each Seller and the trusts declared by it under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement, the property declared to be held on trust under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement.

Transaction Trusts means the trusts declared by each of the Sellers in favour of the Beneficiary under Clauses 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) and 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement.

Transfer means, in relation to:

(a)	an Assignable Receivable and its related other Affected Assets, the sale of that Receivable (and all such related other Affected Assets) by the relevant Seller to the Purchaser under Clause 2.1 (Sale of Assignable Receivables) of the Receivables Transfer Agreement and the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement ;

(b)	a Category 1 Non-Assignable Receivable and its related other Affected Assets, the creation of an absolute beneficial interest in that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.2 (Declaration of trust in respect of Category 1 Non-Assignable Receivables) of the Receivables Transfer Agreement and the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the relevant Seller in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement; and

(c)

a Category 2 Non-Assignable Receivable and its related other Affected Assets, the creation of an absolute beneficial interest in the proceeds of that Receivable (and all such related other Affected Assets) by the relevant Seller

Amended and restated Schedule of Definitions

in favour of the Purchaser pursuant to the declaration of trust in Clause 2.3 (Declaration of trust in respect of the Proceeds of Receivables) of the Receivables Transfer Agreement

and Transferred shall be construed accordingly.

Transfer Date means the date on which a Receivable is Transferred to the Purchaser in accordance with the Receivables Transfer Agreement.

Transferred Receivable means a Receivable which is Transferred to the Purchaser pursuant to the Receivables Transfer Agreement.

Transfer Termination Date means the date falling sixty days after the Termination Date.

Treaty Person means any Person which is, under a double taxation agreement in force on the relevant date (subject to completion of any necessary procedural formalities), entitled to a payment under any Transaction Document without a deduction or withholding.

Ultimate Buyer shall mean the ultimate buyer of a Residential Property under a Home Sale Contract.

Unbilled Receivables means any Receivable of any Seller, other than a GSA Receivable, arising under a Contract that has not been billed to the Obligor.

Unpaid Balance means, with respect to any Receivable at any time, the unpaid amount of such Receivable at such time or, in respect of any GSA Receivable where the relevant Seller has not yet entered into a Home Sale Contract to sell the relevant Residential Property, an amount equal to the price paid or payable by the Seller to the Employee under the relevant Home Purchase Contract.

Warranty Amount has the meaning provided in Clause 4.2(b) (Dilution; breach of warranty) of the Receivables Transfer Agreement.

Weekly Billings means, in respect of a Weekly Reporting Period, the estimated aggregate amount during that Weekly Reporting Period of earnings in respect of services provided by the Sellers to Employers and which will comprise Billed Receivables as at the next Monthly Reporting Date.

Weekly Cash Allocation Report has the meaning given to it in Clause 3.13 (Weekly Cash Allocation Report) of the Servicing Agreement.

Weekly Reporting Date means, in respect of each Weekly Reporting Period, the 4th Business Day after the end of that Weekly Reporting Period.

Weekly Servicer Report shall have the meaning given to it in Clause 3.3 of the Servicing Agreement.

Weekly Servicer Reporting Commencement Date shall mean (i) with respect to any Weekly Servicer Reporting Event which occurs during the calendar year 2007 or if

Amended and restated Schedule of Definitions

the first such Weekly Servicer Reporting Event occurs as of the end of a fiscal years, the week immediately following the 135th calendar day after the end of the relevant fiscal quarter and (ii) if the first such Weekly Servicer Reporting Event occurs after the calendar year 2007, the week immediately following the 90th calendar day after the end of the relevant fiscal quarter other than year-end quarters, and following the 135th day after the year end quarter.

Weekly Reporting Period means the period of one calendar week, except that the first Weekly Reporting Period shall commence (i) for GSA Receivables on the date of the Initial Advance under the Receivables Funding Agreement and end on 20 April 2007 and (ii) for the Billed Receivables, 30 days after 10 April 2007.

Weekly Servicer Reporting Event shall mean that, commencing with the fiscal quarter ending 30 June 2007, the Leverage Ratio as of the end of such fiscal quarter exceeds the applicable ratio set forth below:

Fiscal quarter ending	Leverage Ratio
30 June 2007	6.00:1.00
30 September 2007	6.00:1.00
31 December 2007	6.00:1.00
31 March 2008	5.35:1.00
30 June 2008	5.35:1.00
30 September 2008	5.10:1.00
31 December 2008	5.10:1.00
31 March 2009	5.10:1.00
30 June 2009	5.10:1.00
30 September 2009	4.75:1.00
31 December 2009	4.75:1.00
31 March 2010	4.75:1.00
30 June 2010	4.75:1.00
30 September 2010	4.75:1.00
31 December 2010	4.75:1.00
31 March, 2011 and thereafter	4.50:1.00

Amended and restated Schedule of Definitions

Weekly Settlement Date means the 2nd Business Day following each Weekly Reporting Date or any other day as the Servicer, the Purchaser and the Funding Agent may from time to time mutually agree;

Certificates and documents delivered pursuant to the Transaction Documents

1.3 All terms defined directly or by incorporation in this Schedule of Definitions shall have the defined meanings when used in any certificate or other document delivered pursuant to the Transaction Documents unless otherwise defined in the Transaction Documents.

Interpretation and construction

1.4 For purposes of the Transaction Documents and all certificates and other documents, unless the context otherwise requires:

(a)	accounting terms not otherwise defined in this Schedule of Definitions, and accounting terms partly defined in this Schedule of Definitions to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, the relevant GAAP;

(b)	references to any Clause or Schedule are references to Clauses and Schedules in or to any Transaction Document (or the certificate or other document in which the reference is made) and references to any paragraph, sub-clause, clause or other subdivision within any Clause or definition refer to such paragraph, sub-clause, clause or other subdivision of such Clause or definition;

(c)	the term “including” means “including without limitation”;

(d)	references to any Law refer to that Law as amended from time to time and include any successor Law;

(e)	references to any Person’s Organic Documents refer to such Organic Documents as amended and otherwise in effect as of the Closing Date;

(f)	references to any agreement or other document refer to that agreement or other document as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms;

(g)	references to any Person include that Person’s successors and permitted assigns;

(h)	headings in any Transaction Document are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision of those Transaction Documents;

(i)	unless otherwise specifically provided with respect to any computation of a period of time, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”; and

Amended and restated Schedule of Definitions

(j)	unless otherwise defined or unless the context otherwise requires, capitalised terms defined in any Transaction Document in the singular form shall have a corresponding meaning when used in the plural form, and vice versa.

Amendments

1.5 Any provision of this Schedule of Definitions may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Purchaser, the Servicer, the Parent, the Lender and the Funding Agent; provided that no such amendment shall:

(a)	change any term used in the Receivables Transfer Agreement unless it is in addition signed by each Seller which is a party to the Receivables Transfer Agreement;

(b)	increase the Commitment (other than with appropriate credit and other internal approvals).

Notices; payment information

1.6 Except as provided below, all communications and notices provided for under the Transaction Documents shall be in writing (including facsimile or electronic transmission or similar writing) and shall be given to the other party at its address or facsimile number set out in Schedule 1 (Address and Payment Information) to this Schedule of Definitions or at such other address or facsimile number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective:

(a)	if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Clause 1.6 and confirmation is received;

(b)	if given by overnight courier, two Business Days after deposit of such notice with an international overnight courier service; or

(c)	if given by any other means, when received at the address specified in this Clause 1.6; provided that each Borrowing Request shall only be effective upon receipt by the Funding Agent.

Computations

1.7 All computations of Interest (or, following the Conduit Funding Date, discount in respect of any Notes issued under the Note Issuance Discount Facility), per annum fees and other amounts payable under any Transaction Document shall be made on the basis of a year of 365 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Funding Agent of such amounts payable shall be binding absent manifest error.

Amended and restated Schedule of Definitions

Governing law

1.8 This Schedule of Definitions shall be governed by, and construed in accordance with, English law.

Counterparts; facsimile delivery

1.9 This Schedule of Definitions may be executed in any number of counterparts and by different parties to it in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile of an executed signature page of this Schedule of Definitions shall be effective as delivery of an executed counterpart of this Schedule of Definitions.

Default continuing

1.10 An Event of Default or a Potential Event of Default, Servicer Default or Intramonth Payment Cash Trapping Event is continuing if it has not been remedied in accordance with the Transaction Documents or waived.

Payments

1.11 Unless otherwise expressly referred to in any Transaction Document, or inconsistent with the context of any Transaction Document, all payments or references to payments as set out in any Transaction Document will mean payments for value on the due date and shall be paid in Sterling.

EXECUTION

The Parties have shown their acceptance of the terms of this Schedule of Definitions by executing it at the end of the Schedules.

Amended and restated Schedule of Definitions

SCHEDULE 1

ADDRESS AND PAYMENT INFORMATION

If to the Purchaser:

UK Relocation Receivables Funding Limited

Address:	35 Great St. Helen’s London EC3A 6AP
Attention:	Claudia Wallace
Telephone:	(020) 7398 6300
Facsimile:	(020) 7398 6325

Payment Information:

Prior to the date on which the Purchaser Accounts are held with Barclays Bank Plc

Pay to:	National Westminster Bank Plc
For Account of:	UK Relocation Receivables Funding Limited
Account:	57628491
Sort Code:	60-21-40

From the date on which the Purchaser Accounts are held with Barclays Bank Plc

Pay to:	Barclays Bank Plc
For Account of:	UK Relocation Receivables Funding Limited
Account:	Not established as yet, but to be established by 15 January 2008
Sort Code:	20-00-00

If to the Funding Agent, the Lender, the Administrative Agent, the Calculation Agent or the Arranger:

Calyon S.A., London Branch

Address:	Broadwalk House 5 Appold Street London EC2A 2DA
Attention:	Isaac Maria-Martin
Telephone:	00 33 01 41 89 32 79
Facsimile:	00 33 01 57 87 17 58
Attention:	Mohand Khamis
Telephone:	00 33 01 57 87 17 69

Amended and restated Schedule of Definitions

Facsimile:	00 33 01 57 87 17 58
Attention:	Don Finkel
Telephone:	00 44 20 72 14 66 54
Facsimile:	00 44 20 72 14 68 16
E-mail:	don.finkel@uk.calyon.com / syndloans@uk.calyon.com
Attention:	Anna Lugovkin
Telephone:	00 44 20 72 14 56 23
Facsimile:	00 44 20 72 14 66 97
E-mail:	anna.lugovkin@uk.calyon.com

Payment Information:

Pay to:	HSBC Bank Plc
For Account of:	Calyon London
Account:	00492443
Swift Code:	MIDL GB22
Sort Code:	50-10-32

If to the Servicer:

Cartus Limited

Address:	Frankland Road, Blagrove Swindon, Wiltshire, SN5 8NS
Attention:	Kate Miles
Telephone:	01793 756 000
Facsimile:	01793 756 050

Payment Information:

Prior to the date on which such account is held with Barclays Bank Plc

Pay to:	National Westminster Bank Plc
For Account of:	Cartus Limited
Account:	06377130
Sort code:	60-21-40

From the date on which such account is held with Barclays Bank Plc

Pay to:	Barclays Bank Plc
For Account of:	Cartus Limited
Account:	30075655
Sort code:	20-00-00

If to the Sellers

Address:	Frankland Road, Blagrove Swindon, Wiltshire, SN5 8NS
Attention:	Kate Miles
Telephone:	01793 756 000
Facsimile:	01793 756 050

Amended and restated Schedule of Definitions

Payment Information:

Prior to the date on which such account is held with Barclays Bank Plc

Pay to:	National Westminster Bank Plc
For Account of:	Cartus Limited
Account:	06377130
Sort Code:	60-21-40

From the date on which such account is held with Barclays Bank Plc

Pay to:	Barclays Bank Plc
For Account of:	Cartus Limited
Account:	30075655
Sort Code:	20-00-00

If to the Parent:

Address:	1, Campus Drive, Parsippany, New Jersey 07054 USA
Attention:	Anthony E. Hull, Chief Financial Officer and Treasurer
Telephone:	973-407-6644
Facsimile:	973-407-6988
Attention:	David Sandomenico, Director Treasury
Facsimile:	973-407-6988

Amended and restated Schedule of Definitions

SCHEDULE 2

EXTRACTS FROM LAPA

8.	FEES

In respect of each Relevant Period, the Agent shall determine, 3 Business Days before any Settlement Date, the amount of fees due to the Commitment Provider in respect of the Commitment Fee and the Drawing Costs, calculated in accordance with Clauses 8.1 (Commitment Fee) and 8.2 (Drawing Costs).

8.1	Commitment Fee

As consideration for the Commitment to Purchase and the Commitment to Sell under this Agreement, the Commitment Provider shall receive a Commitment Fee. Such Commitment Fee shall be equal to the sum of:

(a)	the product of (i) 0.725; (ii) 102 per cent.; (iii) the Net Funding; (iv) the Day Count Fraction; and

(b)	the product of (i) 0.40; (ii) 102 per cent.; (iii) (£100,000,000 less the Net Funding to the extent such amount is a positive number); (iv) the Day Count Fraction.

8.2	Drawing Costs

For each Relevant Period, the Agent shall determine the amount of the Drawing Costs which shall be calculated in accordance with Sub-clauses 8.2.1 or 8.2.2.

8.2.1 The Drawing Costs due to the Commitment Provider as remuneration for the exercise of the Commitment to Purchase, for a Relevant Period shall be equal to the product of:

(a)	LIBOR as published 2 Business Days before the exercise of said Commitment to Purchase, increased by 2% per annum; and

(b)	the exact number of days of the Relevant Period during which said Notes are held by the Commitment Provider, divided by 365 days; and

(c)	the Purchase Price of the Notes paid by the Commitment Provider during the Relevant Period and of the Notes held by the Commitment Provider, less any amount paid in principal in relation to such Notes, since their purchase by the Commitment Provider.

8.2.2 Notwithstanding Sub-clause 8.2.1, the Drawing Costs due to the Commitment Provider for any part of a Relevant Period being less than 1 month, shall be equal to the product of:

(a)	SONIA as published on each Business Day during the Relevant Period during which the Notes were held by the Commitment Provider, increased by 2% per annum;

Amended and restated Schedule of Definitions

(b)	the exact number of days of the Relevant Period during which said Notes are held by the Commitment Provider, divided by 365 days; and

(c)	the Purchase Price of the Notes paid by the Commitment Provider during the Relevant Period and of the Notes held by the Commitment Provider, less any amount paid in principal in relation to such Notes, since their purchase by the Commitment Provider.

Amended and restated Schedule of Definitions

APPENDIX

(Term Sheet setting out the principles of the Stage 2A Structure and the Stage 2B

Structure)

Amended and restated Schedule of Definitions

EXECUTION of the Schedule of Definitions

The Purchaser

SIGNED by SFM DIRECTORS LIMITED	)
acting by , a director,	)
duly authorised for and on behalf of UK	)
RELOCATION RECEIVABLES	)
LIMITED	)

The Lender

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

The Funding Agent, Administrative Agent, Calculation Agent and Arranger

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

The Security Agent

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

Amended and restated Schedule of Definitions

The Alternative Funding Provider

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

Amended and restated Schedule of Definitions

The Sellers

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS LIMITED	)

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS SERVICES LIMITED	)

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS FUNDING LIMITED	)

The Parent

SIGNED by , Director,	)
duly authorised for and on behalf of	)
REALOGY CORPORATION	)

The Servicer

SIGNED by , Director,	)
duly authorised for and on behalf of	)
CARTUS LIMITED	)

Amended and restated Receivables Servicing Agreement

Dated 4 April 2007

and amended and restated on 12 May 2008

UK RELOCATING RECEIVABLES FUNDING LIMITED

(as Purchaser)

CARTUS LIMITED

(as Servicer)

CALYON S.A., LONDON BRANCH

(as Funding Agent, Calculation Agent and Administrative Agent)

RECEIVABLES SERVICING AGREEMENT

Amended and restated Receivables Servicing Agreement

Amended and restated Receivables Servicing Agreement

THIS AGREEMENT is dated 4 April 2007 and amended and restated on 12 May 2008 and made between:

(1)	UK RELOCATION RECEIVABLES FUNDING LIMITED (the Purchaser);

(2)	CARTUS LIMITED (CL or the Servicer); and

(3)	CALYON S.A., LONDON BRANCH as Funding Agent to the Lender (the Funding Agent), as Calculation Agent to the Lender (the Calculation Agent) and as Administrative Agent to the Lender (the Administrative Agent).

IT IS AGREED that:

1. DEFINED TERMS; INTERPRETATION AND CONSTRUCTION

1.1 Terms defined in the Master Schedule of Definitions, Interpretations and Construction (the Schedule of Definitions) but not defined in this Agreement shall have the same meaning in this Agreement as in the Schedule of Definitions. The principles of interpretation set out in Clause 1.4 (Interpretations and Construction) of the Schedule of Definitions apply to this Agreement as if fully set out in this Agreement.

1.2 The Servicer acknowledges that (i) the Funding Agent is a party to this Agreement to take the benefit of the representation, warranties and covenants by the Servicer and the Purchaser under this Agreement and for the better preservation and enforcement of its rights and (ii) in so doing it is acting as trustee on behalf of the Secured Parties and (iii) it shall incur no liability of any kind to the Servicer or the Purchaser as a consequence of so doing.

2. APPOINTMENT OF SERVICER

Appointment of Servicer

2.1 (a) The servicing, administration and collection of the Receivables shall be conducted by the Person so designated from time to time as Servicer in accordance with this Clause 2.1 (Appointment of Servicer).

(b)	Each of the Purchaser and the Funding Agent, on behalf of itself and the Lender, appoints as its agent the Servicer, from time to time designated pursuant to this Clause 2.1 (Appointment of Servicer), to enforce their respective rights and interests in and under the Affected Assets.

(c)	To the extent permitted by applicable Law, each of the Purchaser and CL (to the extent not then acting as Servicer under this Agreement) agrees to grant to any Servicer appointed under this Agreement an irrevocable power of attorney in that Person’s name and on behalf of that Person to take:

(i)	the actions set out in Clause 3.1 (Duties of Servicer) to collect all amounts due under any and all Receivables and take such other actions

Amended and restated Receivables Servicing Agreement

(including endorsing the Purchaser’s name on cheques and other instruments representing Collections) as may be required in the course of completing the collection process contemplated in Clause 3.1 (Duties of Servicer); and

(ii)	all such other actions set out in this Agreement.

(d)	Unless and until the Funding Agent gives notice to CL (in accordance with Clause 2.1(e)) of the designation of a new Servicer, CL is designated as, and agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement.

(e)	Upon the occurrence of a Servicer Default, the Funding Agent may, and upon the direction of the Lender shall, designate as Servicer any Person (including itself) to succeed CL or any successor Servicer, on the condition, in each case, that the Person so designated shall enter into a receivables servicing agreement with the Purchaser and the Funding Agent in substantially the same form as this Agreement and agree to perform the duties and obligations of the Servicer pursuant to the terms of that agreement.

(f)	Upon the designation of a successor Servicer as set out in Clause 2.1(e), CL agrees that it will terminate its activities as Servicer under this Agreement in any manner necessary, or which the Funding Agent reasonably determines is desirable, to facilitate the transition of the performance of such activities to the new Servicer, and CL shall, and shall cause each of its Subsidiaries and Affiliates that is a Seller or a Sub-Servicer or that performs any operations or other action related to the origination or servicing of the Affected Assets (each such Person, an Origination and Servicing Affiliate) to, cooperate with and assist that new Servicer in any manner necessary, or which the Funding Agent or such new Servicer reasonably determines is desirable, to collect the Receivables or to service the Affected Assets. Such cooperation shall include:

(i)	the endorsement of any cheque or other instrument representing Collections or other Affected Assets;

(ii)	the execution of any power of attorney or other similar instrument necessary or desirable in connection with the enforcement or servicing of the Receivables and other Affected Assets; and

(iii)	providing access to and transferring Records (such Records to be transferred within thirty Business Days of the successor Servicer being designated in accordance with Clause 2.1(e) above) and otherwise permitting the use by the new Servicer of any records, licenses, hardware or software necessary or reasonably desirable to collect the Receivables and otherwise service the other Affected Assets, provided however that, with respect to any records, licenses, hardware or software arising out of contracts of the Servicer with third parties, that access and transfer will be provided only to the extent that provision of the same would not violate the terms of any of those contracts.

Amended and restated Receivables Servicing Agreement

(g)	CL acknowledges that the Purchaser, the Funding Agent and the Secured Parties have relied on CL’s agreement to act as Servicer under this Agreement in making their decision to execute and deliver this Agreement and the other Transaction Documents to which they are a party. Accordingly, CL agrees that it will not voluntarily resign as Servicer, unless an Affiliate of CL or any other person acceptable to the Funding Agent shall first have been appointed as Servicer.

(h)	CL agrees that it shall cause each of its Origination and Servicing Affiliates to cooperate and assist the Servicer (including any successor Servicer appointed pursuant to Clause 2.1(e)) in any manner that the Servicer or the Funding Agent reasonably determines will facilitate the performance of its duties under this Agreement, including:

(i)	endorsing any cheque or other instrument representing Collections or other Affected Assets;

(ii)	executing any power of attorney or other similar instrument necessary or desirable in connection with the enforcement, servicing, administration and/or collection of the Receivables and the other Affected Assets; and

(iii)	providing access to and upon request transferring, and otherwise permitting use by the Servicer of, any records, licenses, hardware or software necessary or reasonably desirable to collect the Receivables and otherwise service the other Affected Assets, provided however that, with respect to any records, licenses, hardware or software arising out of contracts of the Servicer with third parties, that access and transfer will be provided only to the extent that provision of the same would not violate the terms of any of those contracts.

(i)	If at any time CL shall cease to be the Servicer under this Agreement, CL irrevocably agrees to, and agrees to cause each Origination and Servicing Affiliate to, act (if the Funding Agent or then current Servicer so requests) as the data-processing agent of that Servicer and, in that capacity, CL and any Origination and Servicing Affiliate shall conduct the data processing functions of the administration of the Receivables and the Collections on those Receivables in substantially the same way that CL conducted such data processing functions while it acted as the Servicer;

Appointment of Sub-Servicer

2.2 (a) The Servicer may at any time appoint a Sub-Servicer to perform all or any portion of its obligations as Servicer under this Agreement; provided that, in each case:

(i)	the Administrative Agent and the Funding Agent shall have given their prior written consent to that appointment (provided that such consent shall not be unreasonably withheld or delayed, and that no such consent shall be required for the appointment of any Seller Party or Cartus Property Services Limited as a Sub-Servicer);

Amended and restated Receivables Servicing Agreement

(ii)	upon the termination of the then-acting Servicer pursuant to the terms of this Agreement, the appointment of any Sub-Servicer appointed by that Servicer shall also terminate, provided that that Sub-Servicer may continue to act as Sub-Servicer if it and the Funding Agent agree;

(iii)	the Servicer shall remain obligated and liable to the Purchaser, the Funding Agent and the Secured Parties for the servicing and administration of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation and liability by virtue of the appointment of the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables; and

(iv)	the Servicer shall not appoint a Sub-Servicer to perform any portion of its obligations if, in the opinion of counsel, such appointment would cause the Purchaser to become subject to tax in the jurisdiction in which that Sub-Servicer is located solely by reason of that appointment.

(b)	The Servicer shall require that any Sub-Servicer make the representations and warranties set out in Clause 5 (Representations and Warranties) and adopt the covenants of the Servicer set out in Clause 6.1 (Positive covenants of the Servicer) and Clause 6.2 (Negative covenants of the Servicer), in each case mutatis mutandis.

(c)	The fees and expenses of any Sub-Servicer shall be solely for the account of the Servicer and none of the Purchaser, the Funding Agent, the Administrative Agent or the Lender shall have any responsibility for such fees and expenses.

3. DUTIES OF SERVICER

Duties of Servicer

3.1 (a) The Servicer shall collect each Receivable from time to time, and perform all its other obligations under this Agreement, with reasonable care and diligence and in accordance with all applicable Law and the Credit and Collection Policy.

(b)

The Servicer shall set aside (and segregate) and hold in trust for the Purchaser until transferred to Purchaser Account 1 or another Purchaser Account designated by the Purchaser with the prior approval in writing of the Funding Agent all Collections in respect of Transferred Receivables which are received by it and which are not otherwise held on trust for the Purchaser in accordance with Clause 2.3 (Declaration of Trust in respect of the Proceeds of Receivables) or 2.6 (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement. The Servicer shall pay those Collections to the Purchaser on the same basis, with the necessary

Amended and restated Receivables Servicing Agreement

changes, as is set out in Clause 2.4 (Distribution of Transaction Trust Property) and 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement. Any payment by a Seller to the Purchaser of Collections in accordance with Clause 2.4 (Distribution of Transaction Trust Property) or 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement will discharge the obligation of the Servicer to pay those collections to the Purchaser under this Agreement.

(c)	The Servicer shall not extend the maturity of any Receivable or adjust the Unpaid Balance of any Receivable, other than in accordance with the Credit and Collection Policy and provided that that extension or adjustment would not reasonably be expected to have a Material Adverse Effect.

(d)	The Purchaser shall deliver to the Servicer and the Servicer shall hold in trust for the Purchaser all Records which evidence or relate to any Affected Asset. The Servicer shall not, and shall not permit any of its Affiliates to, make the Administrative Agent, the Funding Agent or any of the other Secured Parties or any Affiliate of the Administrative Agent, the Funding Agent or the other Secured Parties a party to any litigation with any third party arising out of, or in connection with, this Agreement or any other Transaction Document, without the prior written consent of that Person.

(e)	The Servicer shall, as soon as practicable following receipt by it of any amounts which do not represent Collections, in respect of Receivables or other Affected Assets, or which do not otherwise constitute Affected Assets, Transferred to the Purchaser, subject to and in accordance with the Transaction Trust, remit those amounts to the applicable Seller. Notwithstanding anything to the contrary contained in Clause 3 (Duties of Servicer), the Servicer, (if not the Purchaser), CL or any Affiliate of CL, shall have no obligation to collect, enforce or take any other action described in Clause 3 (Duties of Servicer) with respect to any such amounts.

(f)

The Funding Agent or the Administrative Agent, no more frequently than once a year prior to the occurrence of a Servicer Default, and no more frequently than four times a year with effect from the occurrence of a Servicer Default, shall cause a firm of independent auditors or other independent firm or person selected by the Funding Agent or the Administrative Agent and approved in writing (such approval not to be unreasonably withheld) by CL (provided that if CL does not approve the firm first selected by the Funding Agent or Administrative Agent they shall endeavour to agree with CL an alternative firm, provided further that if they are unable to reach agreement with CL within 10 Business Days of proposing the alternative firm, the Funding Agent or Administrative Agent shall be entitled to select the firm in its sole discretion and that discretion will be binding on CL, the Servicer and the Sellers) to deliver to the Funding Agent and the Lender, as soon as reasonably practicable and in any event not later than 120 days after the date of the request, a report, addressed to the Funding Agent and the Lender, summarising the results of certain procedures with respect to certain documents and records relating to

Amended and restated Receivables Servicing Agreement

the servicing and administering of the Receivables during the period requested by the Funding Agent or the Lender. The procedures to be performed and reported upon by the independent auditors shall be those requested by the Funding Agent or the Lender and approved in writing (such approval not to be unreasonably withheld) by CL (provided that if CL does not approve the procedures first selected by the Funding Agent or the Lender they shall endeavour to agree with CL alternative procedures, provided further that if they are unable to reach agreement with CL within 10 Business Days of proposing the procedures, the Funding Agent or the Lender shall be entitled to select the procedures in its sole discretion and that discretion shall be binding on CL, the Servicer and the Sellers).

(g)	Any payment by an Obligor in respect of any Indebtedness owed by it to a Seller shall, except as otherwise specified by that Obligor, required by contract or Law or clearly indicated by facts or circumstances (including, by way of example, an equivalence of a payment and the amount of a particular invoice), be applied in accordance with the Credit and Collection Policy.

Reports

3.2 (a) The Servicer shall, by no later than 10:00 a.m. (London time) on each Monthly Reporting Date, prepare and forward to the Funding Agent and the Administrative Agent a Servicer Report, certified by the Servicer.

(b)	The Calculation Agent shall make any calculations required for the purposes of any payment of Advance Purchase Price to be made by the Purchaser to the Seller based on information provided in the Servicer Report and shall notify the Servicer of the result of those calculations no later than 10.00 a.m. (London time) on the Business Day preceding the relevant Calculation Date.

3.3 The Servicer shall, no later than by 10.00 a.m. (London time) on the relevant Calculation Date either:

(a)	approve the calculations provided by the Calculation Agent and notify the Funding Agent of the amount of any Advance to be made by the Lender on the relevant Settlement Date; or

(b)	consult with the Calculation Agent if it is of the reasonable opinion that the results of the calculations provided by the Calculation Agent are not correct, with the aim of agreeing such calculation by no later than 10.00 a.m. on the Business Day following the Calculation Date.

If as of the end of any fiscal quarter a Weekly Servicer Reporting Event has occurred, the Servicer shall, commencing on the applicable Weekly Servicer Reporting Commencement Date and continuing until no such Weekly Servicer Reporting Event exists for two consecutive fiscal quarters, prepare and deliver (at such times as may be agreed between the Servicer and the Funding Agent) to the Funding Agent, a report in the form set out in Schedule 2 (Form of Weekly Servicer Report) with respect to the last Business Day of the preceding week (each such report, a Weekly Servicer Report) based on the most recently available interim reporting generated from financial

Amended and restated Receivables Servicing Agreement

system-generated data in the Servicer’s financial records, the detailed contents of which shall be agreed between the Servicer and the Funding Agent as soon as practicable after the Weekly Servicer Reporting Commencement Date.

3.4 The Servicer shall, by no later than 11:00 a.m. (London time) on each Weekly Reporting Date, prepare and forward to the Funding Agent and the Administrative Agent a Weekly Cash Allocation Report in accordance with Clause 3.13, certified by the Servicer.

The Purchaser Accounts

3.5 The Servicer represents and warrants to the Purchaser and the Funding Agent that, as at the New Amendment Date, Purchaser Account 1 is open and fully operational, that the Purchaser is entitled to receive interest on amounts standing to the credit of Purchaser Account 1 at the standard rate applicable by Barclays Bank Plc to accounts of that nature and that it is subject to a mandate which authorises Purchaser Account 1 to be operated by the Servicer alone prior to the date on which an Intramonth Payment Cash Trapping Event occurs (as described in Clause 3.12 (Occurrence of Intramonth Payment Cash Trapping Event)) or otherwise as agreed with the Lender and, with effect from the date on which an Intramonth Payment Cash Trapping Event occurs, by the Funding Agent or Calculation Agent. The Servicer shall provide to the Funding Agent and the Calculation Agent from time to time any information which the Funding Agent reasonably requires in relation to the operation of Purchaser Account 1 and the payments made to and from that account and shall by no later than 15 January 2008 provide it with on-line (view only) access from the Funding Agent’s offices in relation to Purchaser Account 1, which is the same as that enjoyed by the Servicer so far as it relates to viewing details of the account and the transactions and balances thereon. CL shall pay when due any charges imposed by Barclays Bank Plc for the maintenance and operation of Purchaser Account 1 and any transactions thereon and shall indemnify the Purchaser, the Funding Agent, the Calculation Agent and the Administrative Agent in respect of any claim for those charges made against it or debited to Purchaser Account 1.

3.6 The Servicer represents and warrants to the Purchaser and the Funding Agent that, as at the New Amendment Date, Purchaser Account 2 is open and fully operational, that the Purchaser is entitled to receive interest on amounts standing to the credit of Purchaser Account 2 at the standard rate applicable by Barclays Bank Plc to accounts of that nature and that it is subject to a mandate which authorises Purchaser Account 2 to be operated by the Funding Agent alone and by no later than 15 January 2008 provides the Funding Agent with free full on-line access from the Funding Agent’s offices and which CL shall pay when due any charges imposed by Barclays Bank Plc for the maintenance and operation of Purchaser Account 2 and any transactions thereon and shall indemnify the Purchaser, the Funding Agent, the Calculation Agent and the Administrative Agent in respect of any claim for those charges made against it or debited to Purchaser Account 2.

3.7 By no later than 15 January 2008, the Servicer shall arrange for full on-line access to be given to the Funding Agent in respect of Purchaser Account 1 and the daily balances standing to the credit of that account including the ability to give instructions in relation to that account by the Funding Agent following the occurrence of an Intramonth Payment Cash Trapping Event.

Amended and restated Receivables Servicing Agreement

Transfer of Collections in respect of Billed Receivables or Unbilled Receivables

3.8 With effect from the date on which the initial Advance is made the Servicer shall arrange for all Collections in respect of Billed Receivables or Unbilled Receivables Transferred to the Purchaser, to the extent not held on trust by the Sellers in accordance with Clause 2.4 (Declaration of Trust in respect of the Proceeds of Receivables) or 2.6(b)(i) (Declaration of Trust in respect of the Collection Accounts) of the Receivables Transfer Agreement, to be transferred to the Purchaser, on the same basis as is set out in Clause 2.4 of the Receivables Transfer Agreement.

Transfer of Collections in respect of GSA Receivables

3.9 With effect from the date on which the initial Advance is made, the Servicer shall arrange for all Collections in respect of GSA Receivables Transferred to the Purchaser, other than any amount referred to in Clause 6.2(h) (Sale of Residential Properties and Payment of Sale Proceeds) of the Receivables Transfer Agreement to be credited to Purchaser Account 1.

Application of amounts standing to the credit of Purchaser Account 1

3.10 Prior to the occurrence of an Intramonth Payment Cash Trapping Event, the Servicer may on any Business Day during each Weekly Reporting Period falling during a particular Monthly Reporting Period, apply the amount standing to the credit of Purchaser Account 1 to pay the Purchase Price for GSA Receivables and other Affected Assets which have been Transferred to the Purchaser during that Weekly Reporting Period or any earlier Weekly Reporting Period falling during that Monthly Reporting Period and, to the extent not so applied on any day, to make payments of Advance Purchase Price to the Sellers in accordance with Clause 3.4 (Payment of Advance Purchase Price) of the Receivables Transfer Agreement during that Monthly Reporting Period.

Application of amounts standing to the credit of Purchaser Account 2

3.11 No amount may be transferred from Purchaser Account 2 except in accordance with Clause 4.2 of this Servicing Agreement or, where applicable, Clause 11 (Application of Proceeds) of the Security Agreement.

Occurrence of Intramonth Payment Cash Trapping Event

3.12 If an Intramonth Payment Cash Trapping Event occurs it shall not be capable of remedy unless it is an event of the kind referred to in paragraph (i) of the definition, in which case it shall be deemed to be remedied (and for the purpose of this Agreement shall be deemed not to have occurred) if and with effect from the date on which the Servicer has, since the date on which the Intramonth Payment Cash Trapping Event occurred, delivered on the due date therefor in accordance with Clause 3.13 (Weekly Cash Allocation Report), two Weekly Cash Allocation Reports which are demonstrated to be correct to the satisfaction of, and which are otherwise acceptable to, the Funding Agent in all respects.

Amended and restated Receivables Servicing Agreement

Weekly Cash Allocation Report

3.13 The Servicer shall prepare and deliver to the Purchaser and the Funding Agent on each Weekly Reporting Date in respect of a Weekly Reporting Period falling during a particular Monthly Reporting Period a report (the Weekly Cash Allocation Report) showing:

(a)	the aggregate Unpaid Balance of all GSA Receivables Transferred to the Purchaser during the Weekly Reporting Period ending immediately prior to that Weekly Reporting Date;

(b)	the aggregate Collections received by the Servicer in respect of the GSA Receivables during that Weekly Reporting Period; and

(c)	(i) the amount by which such aggregate amount of Collections received and paid to the Sellers under Clause 3.10 exceeds the aggregate amount of Initial Purchase Price payable by the Purchaser to the Sellers in respect of the GSA Receivables Transferred to the Purchasers during the Weekly Reporting Period (the Excess Amount); and

(ii)	the amount, calculated on a cumulative basis on each Weekly Reporting Date in respect of each Weekly Reporting Period falling during the particular Monthly Reporting Period by which the aggregate amount of such Collections received and paid to the Sellers under Clause 3.10 net of any amount paid by the Sellers to the Purchaser in accordance with Clause 3.15 in respect of each such Weekly Reporting Period exceeds the aggregate amount of Initial Purchase Price payable by the Purchaser to the Sellers in respect of the GSA Receivables Transferred to the Purchaser during each such Weekly Reporting Period (the Cumulative Amount).

The Weekly Cash Allocation Report shall also contain the Weekly Billings during the immediately preceding Weekly Reporting Period.

3.14 (a) Prior to the occurrence of an Intramonth Payment Cash Trapping Event, the Servicer shall arrange for payments to be made from Purchaser Account 1 to Purchaser Account 2 so that the amount standing to the credit of Purchaser Account 2 is equal to the Transfer Amount on any Weekly Settlement Date. Transfer Amount means amount by which the Cumulative Amount exceeds £10,000,000.

(b)	With effect from the occurrence of an Intramonth Payment Cash Trapping Event, the Servicer shall arrange for the amount standing to the credit of Purchaser Account 1 as at 3 p.m. on each Business Day to be transferred for same day value to Purchaser Account 2.

3.15 If for any reason there are insufficient funds standing to the credit of Purchaser Account 1 to make any payment to Purchaser Account 2 required by Clause 3.14, the

Amended and restated Receivables Servicing Agreement

Sellers agree, jointly and severally, to pay the Transfer Amount to the Purchaser on a weekly basis by transfer to Purchaser Account 2, within two Business Days if the Servicer is then authorised to operate Purchaser Account 1 and otherwise on demand made by the Funding Agent on behalf of the Purchaser.

The Servicer represents that it is authorised on behalf of the Sellers to agree the provisions of this Clause 3.15.

Limits on withdrawals from any Purchaser Account

3.16 No amount shall be withdrawn by the Servicer from any Purchaser Account that would cause such account to become overdrawn.

Restriction on amounts to be deposited or credited to any Purchaser Account

3.17 The Servicer shall not deposit or otherwise credit, or cause, suffer or permit to be so deposited or credited, to any Purchaser Account cash or cash proceeds other than Collections or other amounts received in respect of or derived from the Affected Assets.

Advance deemed reduced by amount held in trust

3.18 No Advance shall be deemed reduced by any amount held in trust for the Purchaser by any Seller or the Servicer or standing to the credit of any Purchaser Account or the Lender Account unless and until, and then only to the extent that, such amount is finally paid to the Lender in accordance with Clause 4.1 (Restriction on payments other than on Monthly Settlement Dates).

Records and segregation of Collections of Receivables

3.19 At any time:

(a)	following the designation pursuant to Clause 2.1 (Appointment of Servicer) of a Servicer other than CL or an Affiliate of CL; or

(b)	whilst a Servicer Default is continuing or following the occurrence of an Event of Default or Intramonth Payment Cash Trapping Event and provided that no such action would constitute a breach of any applicable Law:

(i)	the Funding Agent may, at the Servicer’s expense, and may require the Servicer, at the Servicer’s expense, to cause each of its Origination and Servicing Affiliates to:

(A)	notify any Obligor, in relation to any Assignable Receivable of the Purchaser’s interest in, and the security interest of the Funding Agent and the Secured Parties in, the related Affected Assets; and

(B)	direct the Obligors in relation to all Assignable Receivables (and their related Affected Assets) that payment of all amounts payable under any such Receivables (and their related Affected Assets) are to be made directly to the Purchaser or the Funding Agent or its assigns or designees;

Amended and restated Receivables Servicing Agreement

(ii)	where the Servicer Default is not pursuant to Clause 7(e) (Event of Bankruptcy), the Funding Agent shall be entitled to instruct the Servicer (and the Servicer undertakes to comply with any such instruction), at the Servicer’s expense, to direct the Obligor in relation to each Non-Assignable Receivables (and its related Affected Assets), if the Funding Agent determines that such direction would not breach the Contract under which that Receivable arises, that payment of all amounts payable under any such Receivable are to be made to a Purchaser Account specified by the Funding Agent;

(iii)	at the Funding Agent’s request and at the Servicer’s expense, the Servicer shall, and shall cause each of its Origination and Servicing Affiliates:

(A)	to assemble all of the Records and shall make the same available to the Funding Agent at the addresses specified for the related Seller in the Receivables Transfer Agreement or at any other place agreed to by that Seller and the Funding Agent; and

(B)	promptly upon receipt, to remit all cash, cheques and instruments received by it from time to time constituting Collections of Receivables, duly endorsed or with duly executed instruments of transfer, to the Funding Agent or its designee.

Power of Attorney

3.20 In order to facilitate the Funding Agent taking any of the action set out in Clause 3.1 (Duties of Servicer), the Purchaser shall, on the Closing Date, execute and deliver to the Funding Agent a power of attorney substantially in the form of Schedule 1 (Purchaser Power of Attorney). The Funding Agent may only exercise the powers and discretions referred to in the power of attorney in the circumstances referred to in Clause 3.19(b).

4. PAYMENTS BY THE PURCHASER

Restriction on payments other than on Monthly Settlement Dates

4.1 No amounts may be withdrawn, and no payments may be made, from any Purchaser Account on any day other than a Monthly Settlement Date except, prior to the occurrence of a Servicer Default or Intramonth Payment Cash Trapping Event which is continuing, other than in the circumstances, and subject to the terms and conditions, specifically provided for in the Transaction Documents in particular, without limitation, no amounts may be withdrawn from Purchaser Account 2 except in accordance with Clause 4.2 or, as applicable, Clause 11 (Application of Proceeds) of the Security Agreement. Where any such withdrawal or payment is permitted, the Funding Agent agrees that the amount in question shall be released from the security created by the Security Agreement upon that payment being made.

Amended and restated Receivables Servicing Agreement

4.2 On each Settlement Date, the Funding Agent shall arrange for the Purchaser to apply the amounts standing to the credit of Purchaser Account 1 and Purchaser Account 2, in paying or providing for the following amounts (together with any applicable VAT) which are then due and payable or which will become due and payable prior to the next Monthly Settlement Date in the following order of priority:

(a)	to the Lender:

(i)	if the Lender is Calyon S.A., London Branch, (i) in payment of the accrued and unpaid Interest on the Net Advances for the related Interest Period and (ii) in payment of the Commitment Fee for the related Interest Period; and

(ii)	if the Lender is a Conduit Assignee (A) in payment of the Costs of Funds of the Conduit Assignee for the related Interest Period and (ii) in payment of the Non Utilization Fee of the Back Up Liquidity Line for the related Reporting Period;

(b)	if CL or any of its Affiliates is not then the Servicer, to the Servicer in payment of the accrued and unpaid Servicing Fee payable on that Settlement Date;

(c)	to the Lender, in repayment and reduction of the Net Advances then due and payable;

(d)	to the Funding Agent, the Administrative Agent, the Calculation Agent, the Lender or any other Person who is entitled to any such payment, in payment of any other Aggregate Unpaids (other than Net Advances, Interest and Servicing Fee) owed by the Purchaser, any Seller and/or the Servicer under this Agreement to that Person;

(e)	an amount equal to any operating expenses (including, but not limited to, management fees and expenses, fees and expenses payable to any administrative or corporate services provider in relation to services provided to the Purchaser and any Taxes payable by the Purchaser) of the Purchaser; and

(f)	the sum of £1,000 per annum, to be retained by the Purchaser for its own account and not to form part of the amounts applied in making payments by the Purchaser;

(g)	to the payment of the Purchase Price for new Receivables Transferred or to be Transferred to the Purchaser during the immediately preceding Monthly Reporting Period pursuant to the Receivables Transfer Agreement;

(h)	if CL or any of its Affiliates is then the Servicer, to the Servicer in payment of the accrued and unpaid Servicing Fee payable on that Settlement Date;

Amended and restated Receivables Servicing Agreement

(i)	to the payment to the Sellers of the deferred portion of the Purchase Price owing by the Purchaser in respect of Receivables Transferred to the Purchaser during any prior Monthly Reporting Period pursuant to the Receivables Transfer Agreement (as those amounts may be reduced from time to time by funding costs and losses (net of recoveries)).

4.3 The amounts paid to the Sellers pursuant to Clause 3.10 (Application of amounts standing to the credit of Purchaser Account 1) and the amounts payable pursuant to Clause 4.2(g) and (i) shall be allocated among the Sellers on a pro rata basis according to amounts owing to the Sellers; provided that no amount shall be distributed to any Seller in excess of available Collections on Receivables Transferred to the Purchaser by that Seller.

4.4 On or before each Reporting Date, the Servicer will calculate the aggregate amounts paid or payable to each Seller under Clause 3 (Duties of Servicer) during the Reporting Period ending immediately before that Reporting Date, and will set out the results of such calculations and any resulting adjustments as indicated in the form of the Servicer Report.

Dilutions; breach of warranty

4.5 If the Purchaser receives a Dilution Amount or a Warranty Amount, it shall be treated for all purposes as though it were a Collection.

Payments, etc.

4.6 (a) All amounts to be paid or deposited by the Purchaser or the Servicer under this Agreement shall be paid in a manner such that the amount to be paid or deposited is actually received by the Person to which that amount is to be paid or on behalf of which that amount is to be deposited, in accordance with the terms of this Agreement, no later than 11.00 a.m. (local time where such receiving Person is located) on the day when due in immediately available funds.

(b)	All amounts payable by the Purchaser to or for the account of any Secured Party shall be paid or deposited in the account notified by it or the Funding Agent on its behalf from time to time.

(c)	The Servicer shall, in respect of any payment which it arranges for the Purchaser to make, no later than 11:00 a.m. on the second Business Day before any payment is due, procure to be delivered to the Funding Agent confirmation from the bank effecting payment, by fax or authenticated SWIFT message, the payment instructions relating to such payment.

(d)	Each of the Servicer and the Purchaser shall, to the extent permitted by Law, pay, upon demand, interest on all amounts not paid or deposited when due under this Agreement at a rate equal to the Default Rate.

Amended and restated Receivables Servicing Agreement

5. REPRESENTATION AND WARRANTIES

5.1 Representations and warranties

The Servicer represents and warrants to the Purchaser and the Funding Agent, for the benefit of the Funding Agent, the Administrative Agent and the other Secured Parties, that, on each of the days specified in Clause 5.2 (Repetition of representations and warranties):

Corporate existence and power

(a)	It:

(i)	is a limited company duly organised, validly existing under the Laws of its jurisdiction of incorporation; and

(ii)	has all corporate power and all licenses, authorisations, consents, approvals and qualifications of and from all Official Bodies and other third parties required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorisations, consents, approvals and qualifications would not, individually or in the aggregate, have a Material Adverse Effect).

Corporate and governmental authorisation; no contravention

(b)	The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party:

(i)	are within its corporate powers;

(ii)	have been duly authorised by all necessary corporate and required shareholder action (if any);

(iii)	require no action by or in respect of, or filing with, any Official Body or official of such Official Body or any third party;

(iv)	do not contravene or constitute a default under its Organic Documents;

(v)	do not contravene or constitute a default which would reasonably be expected to have a Material Adverse Effect under:

(A)	any Law applicable to it;

(B)	any contractual restriction binding on or affecting it or its property; or

(C)	any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property; and

(vi)	do not result in the creation or imposition of any Adverse Claim upon or with respect to its property (except as contemplated by the Transaction Documents).

Amended and restated Receivables Servicing Agreement

Binding effect

(c)	Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws affecting the rights of creditors generally.

Accuracy of information

(d)	All information furnished by it (including the Servicer Reports and its financial statements) to the Purchaser, the Lender, the Funding Agent or the Administrative Agent for the purposes of or in connection with this Agreement, any other Transaction Document or any transaction contemplated by this Agreement or by any other Transaction Document is, to the best of its knowledge, true, complete and accurate in every material respect, on the date that information is stated or certified, and none of the information contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

Action; suits

(e)	It is not in violation of any order of any Official Body or arbitrator. There are no actions, suits, litigation or proceedings pending, or to its actual knowledge threatened, against or affecting it or any of its Affiliates or their respective properties, in or before any Official Body or arbitrator which, if adversely determined, are reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

Eligibility of Receivables

(f)	Each Receivable represented by it to be an Eligible Receivable in any Servicer Report is in fact an Eligible Receivable as of the date of that report, and each Receivable which is included in the calculation of any Total Borrowing Base, Net Receivables Balance or similar calculation as of any time as an Eligible Receivable which is not a Defaulted Receivable is in fact an Eligible Receivable which is not a Defaulted Receivable at that time.

Credit and Collection Policy

(g)	Since the Closing Date there have been no changes in any Seller’s Credit and Collection Policy other than in accordance with this Agreement and the Transaction Documents. It has at all times complied in all material respects with the Credit and Collection Policy.

Amended and restated Receivables Servicing Agreement

No Servicer Default

(h)	No event has occurred and is continuing and no condition exists which, to the actual knowledge of the Servicer, constitutes or may reasonably be expected to constitute a Servicer Default.

5.2 Repetition of representations and warranties

The representations and warranties in Clause 5.1 shall be given on the Closing Date, the date of each Advance and (if different) each Settlement Date, except in respect of Clause 5.1(h) which shall be given on a monthly basis and Clause 5.1(f) which shall be given on a weekly or a monthly basis, as applicable.

6. COVENANTS

Positive covenants of the Servicer

6.1 At all times from the date of this Agreement to the Final Payout Date, as long as it is a Servicer, unless the Funding Agent shall otherwise consent in writing:

Reporting requirements

(a)	The Servicer shall maintain a system of accounting established and administered in accordance with GAAP, and shall furnish (or cause to be furnished) to the Funding Agent:

(i)	Annual reporting:

Within 305 days after the close of each of its fiscal years, its audited financial statements and the audited financial statements on a consolidated basis for Cartus Holdings Limited, in each case, prepared by a internationally-recognised accounting firm in accordance with GAAP, including a balance sheet as of the end of such period and related statements of operations and shareholder’s equity, accompanied by:

(A)	an unqualified audit report certified by independent certified public accountants acceptable to the Funding Agent, prepared in accordance with applicable GAAP; and

(B)	any management letter prepared by those accountants.

Compliance certificate

(ii)	Together with the financial statements required under this Agreement, a compliance certificate signed by the Servicer’s director of finance or chief financial officer or a duly authorised financial officer of Cartus Corporation (on behalf of the Servicer), stating that:

(A)	the attached financial statements have been prepared in accordance with GAAP and accurately reflect the consolidated financial condition of the Servicer and its Subsidiaries; and

Amended and restated Receivables Servicing Agreement

(B)	to the best of that Person’s knowledge, no Servicer Default is continuing, or if any Servicer Default is continuing, stating the nature and status of that Servicer Default and the action, if any, taken or proposed to be taken to remedy the same.

Notice of Servicer Defaults, etc.

(iii)	As soon as possible and in any event within two Business Days after the Servicer obtains actual knowledge of:

(A)	the occurrence of any Servicer Default, a statement of its director of finance or chief financial officer or chief accounting officer or a duly authorised financial officer of Cartus Corporation (on behalf of the Servicer), setting out details of such Servicer Default and the action which it proposes to take in respect of such Servicer Default, which information shall be updated promptly from time to time;

(B)	any litigation, investigation or proceeding that may exist at any time between it and any Person that may result in a Material Adverse Effect or any litigation or proceeding relating to any Transaction Document, notice of such litigation, investigation or proceeding; and

(C)	the existence of a Material Adverse Effect, notice of such Material Adverse Effect.

Change in accountants or accounting policy

(iv)	The Servicer shall promptly notify the Funding Agent of any change in its accountants or accounting policy, as such policy relates to any Receivable or any other Affected Asset or to any transaction contemplated by this Agreement, if that change would have a Material Adverse Effect.

Conduct of business

(b)	The Servicer shall:

(i)	carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise (including any substantial line of business) as it is presently conducted;

(ii)

do all things necessary to remain duly incorporated and validly existing in its jurisdiction of organisation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted,

Amended and restated Receivables Servicing Agreement

provided that nothing in this Clause 6.1(b) shall prohibit the Servicer or any of its Subsidiaries from entering into any Permitted Reorganisation from time to time.

Compliance with Laws, etc.

(c)	The Servicer shall comply with all Laws to which it or its respective properties may be subject and preserve and maintain its corporate existence, licenses, rights, franchises, qualifications and privileges, except to the extent that any such failure to so comply or preserve or maintain the same would individually or in the aggregate have a Material Adverse Effect.

Furnishing of information and inspection of records

(d)	The Servicer shall furnish to the Funding Agent or the Purchaser from time to time, such information with respect to the Affected Assets as the Funding Agent or the Purchaser (as the case may be) may reasonably request, subject to not less than ten Business Days’ prior written notice, including listings identifying the Obligor, the Unpaid Balance of each Receivable and the property values in respect of the Residential Properties relating to the GSA Receivables. Upon not less than ten Business Days’ prior written notice by the Funding Agent to the Servicer, the Servicer shall, at any time and from time to time, but not more frequently than once a year (except whilst an Event of Default is continuing, in which case, not more frequently than four times a year), during regular business hours, permit the Funding Agent, or its agents or representatives, at the expense of the Servicer:

(i)	to examine and make copies of and take abstracts from all books, Records and documents (including computer tapes and disks) relating to the Receivables or other Affected Assets, including any related Contract; and

(ii)	to visit the offices and properties of the Servicer for the purpose of examining such materials described in Clause 6.1(d)(i), and to discuss matters relating to the Affected Assets or the Servicer’s performance under this Agreement, and under the other Transaction Documents to which the Servicer is a party with any of the officers, directors, relevant employees (after consultation with the Servicer) or independent public accountants of the Servicer (or any Subservicer) having knowledge of such matters. Subject to Clause 10.9 (Consent to disclosure), those agents and representatives shall be bound to treat any information received pursuant to this Clause 6.1(d) as confidential.

Keeping of Records and books of account

(e)	(i) The Servicer shall establish and maintain necessary procedures for determining, no less frequently than each date on which a Servicer Report is required to be delivered pursuant to Clause 3.2 (Reports), whether each of the Receivables qualifies as an Eligible Receivable, and for identifying on that date all of the Receivables which are not Eligible Receivables Transferred to the Purchaser during the immediately preceding Reporting Period.

Amended and restated Receivables Servicing Agreement

(ii)	The Servicer shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals of such records), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection and administration of the Receivables (including records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

(iii)	The Servicer shall give the Purchaser and the Funding Agent prompt notice of any material change in its administrative and operating procedures referred to in Clause 6.1(e)(ii).

Performance and compliance with Receivables and Contracts and Credit and Collection Policy

(f)	The Servicer shall:

(i)	at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under any Contract related to the Receivables; and

(ii)	timely comply with the Credit and Collection Policy.

Personal information

(g)	Notwithstanding anything in any Transaction Document to the contrary, the Servicer shall ensure that no personal or other information in, or otherwise relating to, any Contract, Receivable, any Collection related to any Contract or Receivable, or any other Affected Asset or any Record (Relevant Personal Data) is transmitted or delivered to, or otherwise received by, the Purchaser, the Funding Agent or any other Indemnified Party if that transmission, delivery or receipt would result in the violation by such Person of any legislation or regulation relating to data protection; provided that, upon the request of the Funding Agent at any time after a Servicer Default, Event of Default or Intramonth Payment Cash Trapping Event has occurred and is continuing, the Servicer shall, and shall cause each of the Sellers to, in each case, at its own expense, co-operate, assist and otherwise take all necessary actions as may be required to ensure that all Relevant Personal Data is transferred to the Funding Agent (or such other Person as the Funding Agent may direct) in accordance with all applicable Law, including entering into any further deeds or documents which may be required to comply with any such legislation or regulations relating to data protection.

Amended and restated Receivables Servicing Agreement

Establishment of Purchaser Accounts with Barclays Bank Plc

(h)	The Servicer shall, by no later than 15 January 2008, on behalf of the Purchaser establish the Purchaser Accounts with Barclays Bank Plc, to which Obligors will be directed to make all payments in respect of the GSA Receivables.

Negative covenants of the Servicer

6.2 At all times from the date of this Agreement to the Final Payout Date, unless the Funding Agent shall otherwise consent in writing:

No sales, liens, etc.

(a)	Except as otherwise provided in this Agreement and in the other Transaction Documents, the Servicer shall not:

(i)	sell, assign (by operation of Law or otherwise) or otherwise dispose of, or create or suffer to exist any charge or other Adverse Claim upon (or the filing of any charge or other security interest over) or with respect to any of the Affected Assets, including any Adverse Claim arising from an Adverse Claim on the proceeds of inventory or goods, other than Permitted Exceptions; or

(ii)	assign any right to receive income in respect of that Adverse Claim.

No extension or amendment of Receivables

(b)	The Servicer shall not:

(i)	extend, amend or otherwise modify the terms of any Receivable or other Affected Assets; or

(ii)	amend, modify or waive any term or condition of any Contract related to any Receivable,

other than, in each case, in accordance with the Credit and Collection Policy and provided that such extension, amendment, modification or waiver would not reasonably be expected to have a Material Adverse Effect.

No change in business

(c)	The Servicer shall not make any change in the general nature of its business (including those relating to the invoicing of Receivables) if such change would reasonably be expected to have a Material Adverse Effect.

No mergers, etc.

(d)	The Servicer shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person, other than pursuant to a Permitted Reorganisation.

Amended and restated Receivables Servicing Agreement

No impairment of security

(e)	The Servicer shall not take any action or permit any action to occur or suffer any circumstance to exist which would result in any security or security interest granted, or charge or security agreement or document entered into or registered or filed, in connection with this Agreement or any other Transaction Document becoming impaired or unenforceable in any material respect.

No amendment of Transaction Documents

(f)	The Servicer shall not amend, modify, or supplement any Transaction Document to which the Servicer is a party, other than in accordance with the relevant Transaction Documents, except with the prior written consent of the Funding Agent.

Closure or transferral of any Purchaser Account

(g)	Neither the Servicer nor the Purchaser shall close or transfer any Purchaser Account to another bank or banks without the prior written consent of the Funding Agent.

7. SERVICER DEFAULT

Servicer	Default

7.1 The occurrence of any one or more of the following events shall constitute a Servicer Default:

Non-payment

(a)	The Servicer shall fail to make any payment or deposit required to be made by it under this Agreement:

(i)	on the date when due in the case of any payment of Net Advances, Interest or any deposit of Collections in respect of Receivables; or

(ii)	within five Business Days after the receipt of the relevant invoice or a written notice that such amount is due in the case of expenses, indemnities or other amounts not covered by Clause 7.1(a)(i), unless, in each case, the failure to pay is caused by administrative or technical error and payment is made within one additional Business Day of its due date.

Breach of obligations

(b)	The Servicer shall fail to observe or perform any term, covenant, undertaking or agreement on the Servicer’s part to be performed under Clause 3.2 (Reports), Clauses 6.1(a)(iii) (Notice of Servicer Default, etc.) or 6.2(d) (No mergers, etc.) and such default shall be continuing for five Business Days after the Servicer obtains actual knowledge of that default.

Amended and restated Receivables Servicing Agreement

Other obligations

(c)	The Servicer shall fail to observe or perform any other term, covenant or agreement under this Agreement or under any of the other Transaction Documents to which the Servicer is a party or by which the Servicer is bound, and such failure shall be continuing for thirty days after the earlier of:

(i)	notice from the Funding Agent of such failure requiring the same to be remedied; and

(ii)	the Servicer obtains actual knowledge of that failure,

provided that, if the relevant Seller has used all reasonable endeavours to sell the relevant Residential Property within the relevant period in accordance with Clause 6.2(h) (Sale of Residential Properties and Payment of Sale Proceeds) of the Receivables Transfer Agreement and the Residential Property remains unsold at the end of that period, the fact that such Residential Property remains unsold shall not, for the avoidance of doubt, in itself constitute a breach of this Agreement.

Misrepresentation

(d)	Any representation, warranty, certification or statement made or deemed to be made by the Servicer in this Agreement or in any of the other Transaction Documents or in any information, certificate, report or document delivered pursuant to any of the foregoing shall prove to have been incorrect when made or deemed to be made or delivered and such default shall be continuing for thirty days after the Servicer obtains actual knowledge of that default.

Event of Bankruptcy

(e)	An Event of Bankruptcy is continuing with respect to the Servicer.

Billed Receivables DSO

(f)	The Billed Receivables DSO being greater than 100 days.

Average Time in Inventory

(g)	The Average Time in Inventory being greater than 400 days.

8. FEES

Servicing Fee

8.1 (a)	The Servicer shall be paid a Servicing Fee in accordance with, and subject to the priorities in, Clause 4.2 (Restriction on payments other than on Monthly Settlement Dates).

(b)	If the Servicer is not CL or an Affiliate of CL, the Funding Agent, at its sole discretion, may agree to a revised percentage to be used to calculate the

Amended and restated Receivables Servicing Agreement

Servicing Fee so long as such fee is documented to the reasonable satisfaction of the Lender. Such Servicing Fee shall be paid in accordance with, and subject to, the order of priorities set out in Clause 4.

(c)	The Calculation Agent shall be paid a Calculation Agent Fee in accordance with, and subject to the order of priorities set out in Clause 4 (Payments by the Purchaser).

Value added taxes

8.2 Each of the Parties agrees that:

(a)	the Servicing Fee determined in accordance with Clause 8.1(a) (Servicing Fee) shall be inclusive of all value added taxes and similar Taxes and the Purchaser shall not be required to pay any additional amount in respect of any such Taxes;

(b)	the Servicing Fee determined in accordance with Clause 8.1(b) (Servicing Fee) shall be exclusive of all value added taxes and similar Taxes and that the Purchaser will be obliged to pay any additional amount which is required in respect of any such Taxes; and

(c)	the Calculation Agent Fee determined in accordance with Clause 8.1(c) (Servicing Fee) is exempt from value added taxes.

9. INDEMNIFICATION

Indemnities by the Servicer

9.1 Without limiting any other rights which the Funding Agent or the Lenders or the other Indemnified Parties may have under this Agreement or under applicable Law, the Servicer agrees to indemnify the Indemnified Parties and the Purchaser on demand from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly):

(a)	the failure of any information contained in any Servicer Report to be true and correct in any material respect, or the failure of any other information provided to any Indemnified Party, in respect of the Servicer or the Affected Assets, by, or on behalf of, the Servicer to be true and correct in any material respect, in each case, as of the date made or deemed to be made;

(b)	the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made;

(c)	the failure by the Servicer to comply with any applicable Law with respect to any Receivable or any related Contract;

Amended and restated Receivables Servicing Agreement

(d)	any dispute, claim, set-off or defence of any Seller to the payment of any Receivable resulting from or related to the collection activities in respect of such Receivable; or

(e)	any failure of the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document,

provided that, in each case, such indemnity will not apply in relation to any loss suffered by any Indemnified Party which arises, directly or indirectly, from the negligence or wilful misconduct of that Indemnified Party.

9.2 In respect of any Indemnified Amounts payable to any Indemnified Party who is not a party to this Agreement in accordance with the indemnity set out in Clause 9.1 above, the Servicer acknowledges and agrees that the Purchaser shall have the right to enforce the indemnity set out in Clause 9.1 above on behalf of any such Indemnified Party in respect of any Indemnified Amounts payable to such Indemnified Party, notwithstanding that no Indemnified Amounts are payable to the Purchaser itself. The Purchaser agrees that it will pay to the relevant Indemnified Party all Indemnified Amounts due to such Indemnified Party that it receives or recovers from the Servicer pursuant to the indemnity set out in Clause 9.1 above.

Currency Indemnity

9.3 If under any applicable Law or regulation, or pursuant to a judgment or order being made or registered against the Servicer, or the liquidation of any of the Servicer or for any other reason, any payment under or in connection with this Agreement or any Transaction Document is made (including any payment pursuant to Clause 9 (Indemnification) or fails to be satisfied, in a currency (the payment currency) other than the currency in which such payment is expressed to be due under or in connection with this Agreement or any Transaction Document or, in the event no currency is specified, a currency determined by the Person (in its reasonable good faith opinion) to whom such payment is owed or otherwise payable (the contractual currency), then, to the extent that the amount of such payment actually received by any Indemnified Party (the payee) when converted into the contractual currency at the rate of exchange falls short of the amount due, the Servicer (the currency payor) as a separate and independent obligation, shall indemnify and hold harmless the payee against the amount of that shortfall. For the purposes of this Clause 9.3, the term rate of exchange means the rate at which the payee is able, on or about the date of such payment, to purchase, in accordance with its normal practice, the contractual currency with the payment currency and shall take into account (and the currency payor shall be liable for) any premium and other costs of exchange including any taxes or duties incurred by reason of any such exchange.

Taxes

9.4(a) All payments and distributions made or deemed made by the Servicer to any Person (each a recipient), or by the Purchaser to the Calculation Agent whether pursuant to this Agreement or to any other Transaction Document (collectively the covered payments), shall be made free and clear of, and without deduction for, any present or future income, excise, stamp or franchise taxes and any other taxes, fees,

Amended and restated Receivables Servicing Agreement

duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (such items being called Taxes), but excluding taxes imposed on or measured by the recipient’s net income or gross receipts (Excluded Taxes), except to the extent required by applicable Law or practice.

(b)	In the event that any withholding or deduction from any covered payment is required in respect of any Taxes, the Servicer or, as applicable, the Purchaser, shall:

(i)	withhold or deduct the required amount from the covered payment;

(ii)	pay (or procure the payment of) directly to the relevant authority the full amount required to be so withheld or deducted;

(iii)	promptly forward to the recipient an official receipt or other documentation satisfactory to such recipient evidencing such payment to such authority; and

(iv)	except in the case of Excluded Taxes, pay (or procure the payment of) to the recipient, in the case of the Servicer out of funds other than Collections, such additional amount or amounts as is necessary to ensure that the net amount actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

(c)	If any Taxes (other than Excluded Taxes) are directly asserted against any recipient with respect to any payment received by such recipient under this Agreement, the recipient may pay such Taxes and the Servicer will, to the extent not otherwise paid under any other provision of this Agreement or any other Transaction Document, promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such recipient would have received had such Taxes not been asserted.

(d)	If the Servicer fails to pay (or procure the payment of) any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, in each case, in accordance with Clause 9.4(b), the Servicer shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

(e)	In the event that:

(i)	the Servicer pays an additional amount or amounts pursuant to Clause 9.4(b)(iv) (an additional tax payment); and

(ii)	the recipient of such amounts reasonably determines (in its sole, good faith opinion) that, as a result of such additional tax payment or relevant deduction or withholding, it is effectively entitled to obtain and retain a refund of any Taxes or a tax credit in respect of Taxes which reduces the tax liability of such recipient (a tax savings), then

Amended and restated Receivables Servicing Agreement

(iii)	that recipient shall, to the extent it can do so without prejudice to the amount of any other deduction, credit or relief, following effective receipt of such tax savings reimburse to the Servicer such amount as such recipient shall reasonably determine (in its sole, good faith opinion) to be the proportion of the tax savings as will leave such recipient (after such reimbursement) in no better or worse position than it would have been in had the payment by the Servicer in respect of which the foregoing additional tax payment was made not been subject to any withholding or deduction on account of Taxes.

(f)	If the Servicer shall have received from any recipient any amount described in Clause 9.4(e) and it is subsequently determined that such recipient was not entitled to obtain or retain the amount of the tax savings claimed, then the Servicer shall repay such amount to such recipient. Each recipient shall have sole discretion to arrange its affairs (including its tax affairs) without regard to Clause 9.4 (Taxes) and no recipient shall be obligated to seek a refund or to disclose any information regarding it affairs (including its tax affairs) or computations to the Servicer.

Stamp Taxes, etc.

9.5 The Servicer for so long as it is CL or any Affiliate of CL agrees to pay on demand all stamp and other similar documentary or registration Taxes and fees (including interest, late payment fees and penalties in relation to those Taxes) paid, payable or determined to be payable in connection with the execution, delivery, performance (including any sale of Receivables), filing and recording of this Agreement, any other Transaction Document or any other instrument, document or agreement filed or delivered in connection with this Agreement or any other Transaction Document.

10. MISCELLANEOUS

Term of Agreement

10.1 This Agreement shall terminate on the Final Payout Date; provided that:

(a)	the rights and remedies of the Funding Agent, the Purchaser, the Lender and the Administrative Agent with respect to any representation and warranty made or deemed to be made by the Servicer pursuant to this Agreement;

(b)	the indemnification and payment provisions of Clause 9 (Indemnification); and

(c)	the agreements set out in Clauses 10.9 (Consent to Disclosure), 10.10 (Confidentiality) and 10.12 (Limited Recourse),

shall, in each case, be continuing and shall survive any termination of this Agreement.

Amended and restated Receivables Servicing Agreement

Waivers; amendments

10.2 (a) No failure or delay on the part of any party to this Agreement in exercising any power, right or remedy under this Agreement shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise of such right or remedy or the exercise of any other power, right or remedy. The rights and remedies provided in this Agreement shall be cumulative and nonexclusive of any rights or remedies provided by Law.

(b)	Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Purchaser, the Servicer and the Funding Agent.

Notices

10.3 All communications and notices provided for under this Agreement shall be provided in the manner described in Clause 1.6 (Notices, Payment Information) of the Schedule of Definitions.

Governing Law; submission to jurisdiction

10.4 (a) This Agreement and the rights and obligations of the parties to it shall be governed by and construed in accordance with English Law.

(b)	The Parties agree that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement, any other Transaction Document or the transactions contemplated by this Agreement or by any other Transaction Document and, for such purposes, irrevocably submit to the non-exclusive jurisdiction of such courts.

(c)	The submission to the jurisdiction of the courts referred to in Clause 10.4(b) (Governing Law; submission to jurisdiction) shall not (and shall not be construed so as to) limit the right of the Funding Agent to take proceedings against the Servicer or any of its property in any other court of competent jurisdiction nor shall the taking of proceedings in any other jurisdiction preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(d)	The Servicer consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement, any other Transaction Document or the transactions contemplated by this Agreement or by any other Transaction Document, to the giving of any relief or the issue of any process in connection with such action or proceeding including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Amended and restated Receivables Servicing Agreement

Entire agreement

10.5 This Agreement contains the final and complete integration of all prior expressions by the parties to it with respect to the subject matter of this Agreement and shall constitute the entire Agreement among the parties to it with respect to the subject matter of this Agreement superseding all prior oral or written understandings.

Severability and partial invalidity

10.6 (a) Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(b)	If a court of competent jurisdiction determines that any term or provision of this Agreement as written is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall reduce the scope, duration, or area of the term or provision, delete specific words or phrases, or replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the court’s judgment may be appealed.

Counterparts; facsimile delivery

10.7 This Agreement may be executed in any number of counterparts and by different parties to it in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart of this Agreement.

Successors and assigns; binding effect

10.8 (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided that, subject to Clause 2 (Appointment of Servicer), the Servicer may not assign any of its rights or delegate any of its duties under this Agreement or under any of the other Transaction Documents to which it is a party without the prior written consent of the Funding Agent.

(b)	The Servicer agrees and consents to the assignment by the Purchaser from time to time of all or any part of its rights under, interest in and title to this Agreement and the Asset Interest to the Funding Agent pursuant to the Security Agreement.

(c)	The Servicer acknowledges that it has read Clause 9.8 (Successors and assigns; binding effect) of the Receivables Funding Agreement and agrees that the Lender may assign its right and interests in this Agreement to the same extent as provided for in the Receivables Funding Agreement.

Amended and restated Receivables Servicing Agreement

Consent to disclosure

10.9 The Servicer consents to the disclosure of any non-public information with respect to it received by the Funding Agent, the Purchaser, the Administrative Agent or any other Secured Party to any other lender or potential lender, the Funding Agent, any Rating Agency, any dealer or placement agent of, or depositary for, any securities issued, or other indebtedness incurred, by the Lender, the Administrative Agent, any Person supporting the financing activities of the Lender (including by providing any credit or liquidity support to the Lender) or any of such Person’s counsel or accountants, provided that that disclosure is necessary for the purpose of funding the transactions contemplated by this Agreement or any other Transaction Document.

Confidentiality

10.10 Subject to Clause 10.9 (Consent to disclosure), each Party agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information disclosed to it by any other Party to the Transaction Documents, to any other Person except:

(a)	its auditors and legal advisers, employees and financial advisors (other than any commercial bank) and any nationally recognised statistical rating organisation, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information;

(b)	an alternative or additional commercial source of financing and that source’s auditors and legal advisers, employees and financial advisers in connection with a potential refinancing of all or any part of the Advances;

(c)	as otherwise required by applicable Law or order of a court of competent jurisdiction; or

(d)	if the Parent, acting reasonably, determines that the Servicer is required by, or pursuant to, The United States Exchange Act 1934 to disclose any of the same.

No petition

10.11	The Servicer covenants and agrees that:

(a)	prior to the date which is two years and one day after the Final Payout Date, it will not institute against, or join any other person in instituting against, the Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy; and

(b)	following the transfer of all or any part of the Net Advances to a Conduit Assignee, prior to the date which is two years and one day after the payment in full of all outstanding indebtedness of the Conduit Assignee, it will not institute against, or join any other Person in instituting against, the Conduit Assignee any proceeding of a type referred to in the definition of Event of Bankruptcy.

Amended and restated Receivables Servicing Agreement

Limited recourse

10.12 The Servicer acknowledges and agrees that, notwithstanding anything to the contrary contained in this Agreement the obligations of the Purchaser under the Transaction Documents to which it is a party are solely the corporate obligations of the Purchaser and shall be payable solely to the extent of funds received by the Purchaser in accordance with this Agreement or from any party to any Transaction Document in accordance with the terms of that document and available for such payment in accordance with this Agreement and the other Transaction Documents.

Contracts (Rights of Third Parties) Act (1999)

10.13 No Person who is not a Party has any right under the Contracts (Rights of Third Parties) Act (1999) to enforce any term of this Agreement; but this does not affect any right or remedy of that Person which exists or is available apart from that Act.

EXECUTION:

The Parties have shown their acceptance of the terms of this Agreement by executing it at the end of the Schedule.

Amended and restated Receivables Servicing Agreement

SCHEDULE 1

PURCHASER POWER OF ATTORNEY

BY THIS POWER OF ATTORNEY, UK RELOCATION RECEIVABLES FUNDING LIMITED (the Principal), a limited company incorporated under the Laws of England and Wales nominates, constitutes and appoints each of:

(a)	Calyon S.A., London Branch (the Funding Agent); and

(b)	each officer of the Funding Agent from time to time authorised by the Funding Agent and each other person or entity from time to time designated by the Funding Agent or that officer (each an Attorney-in-Fact), in each case, with full power of substitution, to act, together or alone, as the Principal’s true and Lawful agent and attorney in fact, for it and in its name, place and stead, to take any and all steps in the name of the Principal and on behalf of the Principal necessary or desirable, in the determination of any Attorney-in-Fact to, subject to, and in accordance with, the terms of the Servicing Agreement (referred to below):

(i)	take any of the actions set out in Clauses 3 (Duties of Servicer) and 4 (Payments by the Purchaser) of the receivables servicing agreement dated 4 April 2007 (as amended, modified or supplemented from time to time) (the Servicing Agreement); and

(ii)	collect all amounts due under any and all Receivables (as defined by reference in the Servicing Agreement) and take such other actions (including endorsing the Principal’s name on cheques and other instruments representing Collections (as defined by reference in the Servicing Agreement) as may be required in the course of completing the collection process contemplated in Clauses 3 and 4 of the Servicing Agreement.

Each Attorney-in-Fact shall have full power and authority to do and perform any and all acts and things requisite for the purposes set out above as fully for all intents and purposes as the Principal might or could do in person.

IT IS HEREBY DECLARED THAT:

2. Every act, document, matter and thing which shall be made executed or done by any Attorney-in-Fact for the purposes referred to in this Power of Attorney shall be as good, valid and effective as if the same has been made, executed or done by the Principal;

3. The Principal ratifies and confirms and agrees to ratify and confirm from time to time and at all times everything that any Attorney-in-Fact shall do or cause to be done by virtue of and in accordance with this Power of Attorney including in that ratification and confirmation everything that shall be done between the time of the revocation of this Power of Attorney and the time of that revocation becoming known to that Attorney-in-Fact;

Amended and restated Receivables Servicing Agreement

4. No exercise of the powers conferred upon any Attorney-in-Fact shall subject that Attorney-in-Fact to any liability except for that Attorney-in-Fact’s negligence or wilful misconduct in the exercise of those powers;

5. The powers conferred upon any Attorney-in-Fact shall not confer any obligations upon that Attorney-in-Fact in any manner whatsoever to exercise those powers and for the avoidance of doubt, no failure or delay on the part of that Attorney-in-Fact to exercise those powers, nor the invalidity or inadequacy of any exercise of those powers shall give rise to any liability on the part of that Attorney-in-Fact; and

6. The Principal shall indemnify and keep indemnified each Attorney-in-Fact in accordance with the provisions of the Servicing Agreement.

The Funding Agent shall have power to appoint a substitute to act on behalf of the Principal as if originally appointed in this Deed and to appoint agents to act for it and to revoke any such appointment as it sees fit.

This Power of Attorney is irrevocable.

This Power of Attorney shall be governed by, and construed in accordance with, English law.

IN WITNESS WHEREOF, Principal has EXECUTED AND DELIVERED as a DEED this Power of Attorney on 4 April 2007.

SIGNED by SFM Directors Limited	)
acting by	)
a duly authorised director and by	)
SFM Directors (No. 2) Limited	)
acting by	)
a duly authorised director, duly	)
authorised for and on behalf of	)
UK RELOCATION RECEIVABLES	)
FUNDING LIMITED	)

EXECUTION of Receivables Servicing Agreement:

The Purchaser

SIGNED by SFM Directors Limited acting	)
by , a duly authorised	)
director, duly authorised, for and on behalf	)
of UK RELOCATION RECEIVABLES	)
FUNDING LIMITED	)

Amended and restated Receivables Servicing Agreement

The Servicer

SIGNED by , Director,	)
duly authorised for and on behalf	)
of CARTUS LIMITED	)

The Funding Agent, the Calculation Agent and the Administrative Agent

SIGNED by	)
and	)
acting as Authorised Signatories for	)
CALYON S.A., LONDON BRANCH	)

Amended and restated Receivables Servicing Agreement

SCHEDULE 2

FORM OF WEEKLY SERVICER REPORT

Weekly Servicer Report

Selling Company
Cartus

Period
Start Date
End Date
Reporting Date (4th Business Day following last day of Reporting Period)
Calculation Date (3rd Business Day following Reporting Date)
Settlement Date (2nd Business Day following Calculation date)

Movement Activity

During Period	Amount
B/fwd Receivables Balance
B/fwd Unbilled Receivables	0.00
B/fwd Billed Receivables	0.00
B/fwd GSA Receivables	0.00

Total B/fwd Receivables Balance	0.00

New GSA Receivables (= GSP Advances)	0.00

Total GSA New Receivables Generated	0.00

Movements
Sale Proceeds (GSA) less any Gains on Sale plus Losses on Sale	0.00

Total GSA Movements	0.00

C/fwd Receivables Balance
C/fwd Unbilled Receivables	0.00
C/fwd Billed Receivables	0.00
C/fwd GSA Receivables	0.00

Total C/fwd Receivables Balance	0.00

Amended and restated Receivables Servicing Agreement

Ineligible Receivables (%age = as per previous month’s servicer report)
Scottish & Irish Properties	0.00
Outright Purchases	0.00
Affiliates	0.00
Miscellaneous Receivables-non covered contracts	0.00
Non UK Contracts	0.00
Clients with Bank Guarantee	0.00
Clients with payment terms >65 days	0.00
Clients in Solicitors Hands	0.00
Clients in Receivership / Administration	0.00
Clients in excess of Credit Limit	0.00
Advances Paid by Employer	0.00

Total Ineligible Receivable Balance	0.00

Eligible Receivables
Total Eligible Receivable Balance	0.00

Less: Aggregate Over-Concentration Amount (previous month’s servicer report)	0.00
Less: Defaulted in prior periods (previous month’s servicer report)	0.00
Less: Defaulted in this period (previous month’s servicer report)	0.00

Total Adjusted Eligible Receivable Balance	0.00

Credit Enhancement
%age as per previous month’s servicer report
Amount £

Funding
Start of Period
End of Period
Receivable balance	0.00
Ineligible Receivables and Advance Payments	0.00
Total Defaulted Receivables	0.00
Eligible Receivable Balance	0.00
Overconcentration	0.00
Adjusted Eligible Receivable Balance	0.00
Credit Enhancement %
Credit Enhancement (receivables)	0.00
Borrowing Base (current period)	0.00

Total Advances (as as end of this period) - rounded	0.00
Total Advances (as of beginning of this period) - rounded	0.00

Repayment to Calyon	0.00

Amended and restated Receivables Servicing Agreement

SCHEDULE 2

FORM OF WEEKLY SERVICER REPORT

Weekly Servicer Report

Selling Company

Cartus

Period

Start Date

End Date

Reporting Date (4th Business Day following last day of Reporting Period)

Calculation Date (3rd Business Day following Reporting Date)

Settlement Date (2nd Business Day following Calculation date)

Movement Activity
During Period	Amount
B/fwd Receivables Balance
B/fwd Unbilled Receivables	0.00
B/fwd Billed Receivables	0.00
B/fwd GSA Receivables	0.00

Total B/fwd Receivables Balance	0.00

New GSA Receivables (= GSP Advances)	0.00

Total GSA New Receivables Generated	0.00

Movements
Sale Proceeds (GSA) less any Gains on Sale plus Losses on Sale	0.00

Total GSA Movements	0.00

C/fwd Receivables Balance
C/fwd Unbilled Receivables	0.00
C/fwd Billed Receivables	0.00
C/fwd GSA Receivables	0.00

Total C/fwd Receivables Balance	0.00

Amended and restated Receivables Servicing Agreement

Ineligible Receivables (%age = as per previous month’s servicer report)
Scottish & Irish Properties	0.00
Outright Purchases	0.00
Affiliates	0.00
Miscellaneous Receivables-non covered contracts	0.00
Non UK Contracts	0.00
Clients with Bank Guarantee	0.00
Clients with payment terms >65 days	0.00
Clients in Solicitors Hands	0.00
Clients in Receivership / Administration	0.00
Clients in excess of Credit Limit	0.00
Advances Paid by Employer	0.00

Total Ineligible Receivable Balance	0.00

Eligible Receivables
Total Eligible Receivable Balance	0.00

Less: Aggregate Over-Concentration Amount (previous month’s servicer report)	0.00
Less: Defaulted in prior periods (previous month’s servicer report)	0.00
Less: Defaulted in this period (previous month’s servicer report)	0.00
Total Adjusted Eligible Receivable Balance	0.00

Credit Enhancement
%age as per previous month’s servicer report
Amount £

Funding
Start of Period
End of Period
Receivable balance	0.00
Ineligible Receivables and Advance Payments	0.00
Total Defaulted Receivables	0.00
Eligible Receivable Balance	0.00
Overconcentration	0.00
Adjusted Eligible Receivable Balance	0.00
Credit Enhancement %
Credit Enhancement (receivables)	0.00
Borrowing Base (current period)	0.00
Total Advances (as as end of this period) - rounded	0.00
Total Advances (as of beginning of this period) - rounded	0.00

Repayment to Calyon	0.00